As filed with the Securities and Exchange Commission on September 25, 2024

Securities Act Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement
under the Securities Act of 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

BARINGS BDC, INC.
(Registrant Exact Name as Specified in Charter)

300 SOUTH TRYON STREET, SUITE 2500
CHARLOTTE, NC 28202
(Address of Principal Executive Offices)

(704) 805-7200
(Registrant’s Telephone Number, Including Area Code)

Eric Lloyd
Chief Executive Officer and Executive Chairman
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(Name and Address of Agent for Service)

Copies to:

Harry Pangas, Esq.
Clay Douglas, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Telephone: (202) 261-3300

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of additional securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

BARINGS BDC, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

Barings BDC, Inc. (the “Company,” “we,” “us,” or “our”) is a closed-end, non-diversified investment company that has elected to be regulated as a business development company (“BDC”), under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). We have elected for federal income tax purposes to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are externally managed by our investment adviser, Barings LLC (“Barings” or the “Adviser”). Our investment objective is to generate current income primarily by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. We use the term “middle market” to refer to companies with between $10.0 million and $75.0 million in annual earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”). While we focus our investments in private middle-market companies, we seek to invest across various industries and in both United States-based and foreign-based companies. Barings monitors our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. To a lesser extent, we will invest opportunistically in assets such as, without limitation, equity, special situations, structured credit (e.g., private asset-backed securities), syndicated loan opportunities, high yield investments and/or mortgage securities.

We may offer, from time to time in one or more offerings or series, together or separately, an indefinite amount of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that are less than our NAV per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit. Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock.

Our common stock is traded on the New York Stock Exchange under the symbol “BBDC.” The last reported closing price for our common stock on September 18, 2024 was $9.88 per share. The NAV of our common stock as of June 30, 2024 (the last date prior to the date of this prospectus as of which we determined NAV) was $11.36 per share. This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read and retain for future reference this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC, which we incorporate by reference herein. See “Incorporation by Reference.” This information will be available by written or oral request and free of charge by contacting us at Barings BDC, Inc., 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Corporate Secretary, on our website at https://ir.barings.com/sec-filings, or by calling us at (888) 401-1088. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 13 of this prospectus.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is September 25, 2024.

TABLE OF CONTENTS

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ABOUT THIS PROSPECTUS

This prospectus is part of an automatic registration statement that we have filed with the SEC using the “shelf” registration process as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under this shelf registration statement, we may offer, from time to time in one or more offerings or series, an indefinite amount of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information” and “Incorporation by Reference.”

This prospectus may contain estimates and information concerning our industry that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.

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PROSPECTUS SUMMARY

This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” below and in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Except as otherwise indicated or where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and the “Company” refer to Barings BDC, Inc., a Maryland corporation;
•	“Barings” refers to Barings LLC, a Delaware limited liability company and our investment adviser and administrator; and
•	the “Adviser” and the “Administrator” refer to Barings, in its respective capacities as our investment adviser or our administrator.

Overview of Our Business

We are a closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected for federal income tax purposes to be treated, and intend to qualify annually, as a RIC under the Code. We are organized as a Maryland corporation, which incorporated on October 10, 2006. Our headquarters are in Charlotte, North Carolina.

We are externally managed by our investment adviser, Barings. Barings focuses on investing our portfolio primarily in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Barings’ existing SEC co-investment exemptive relief under the 1940 Act (the “Exemptive Relief”) permits us and Barings’ affiliated private and SEC-registered funds to co-invest in Barings-originated loans, which allows Barings to efficiently implement its senior secured private debt investment strategy for us.

Our investment objective is to generate current income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. We use the term “middle market” to refer to companies with between $10.0 million and $75.0 million in Adjusted EBITDA. Barings employs fundamental credit analysis, and targets investments in businesses with low levels of cyclicality (i.e., the risk of business cycles or other economic cycles adversely affecting them) and operating risk relative to other businesses in this market segment. The holding size of each position will generally be dependent upon a number of factors including total facility size, pricing and structure, and the number of other lenders in the facility. Barings has experience managing levered vehicles, both public and private, and seeks to enhance our returns through the use of leverage with a prudent approach that prioritizes capital preservation. Barings believes this strategy and approach offers attractive risk/return with lower volatility given the potential for fewer defaults and greater resilience through market cycles. While we focus our investments in private middle-market companies, we seek to invest across various industries and in both United States-based and foreign-based companies. Barings monitors our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. To a lesser extent, we will invest opportunistically in assets such as, without limitation, equity, special situations, structured credit (e.g., private asset-backed securities), syndicated loan opportunities, high yield investments and/or mortgage securities.

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Stockholder Approval of Reduced Asset Coverage Ratio

On July 24, 2018, our stockholders voted at a special meeting of stockholders (the “2018 Special Meeting”) to approve a proposal to authorize us to be subject to a reduced asset coverage ratio of at least 150% under the 1940 Act. As a result of the stockholder approval at the 2018 Special Meeting, effective July 25, 2018, our applicable asset coverage ratio under the 1940 Act has been decreased to 150% from 200%. As a result, we are permitted under the 1940 Act to incur indebtedness at a level which is more consistent with a portfolio of senior secured debt. As of June 30, 2024, our asset coverage ratio was 187.4%.

Relationship with Barings

Our investment adviser, Barings, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, is a leading global asset management firm and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Barings’ primary investment capabilities include fixed income, private credit, real estate, equity, and alternative investments. Subject to the overall supervision of the Board of Directors of the Company (the “Board” or “Board of Directors”), Barings’ Global Private Finance Group (“Barings GPFG”) manages our day-to-day operations, and provides investment advisory and management services to us. Barings GPFG is part of Barings’ $326.7 billion Global Fixed Income Platform (as of June 30, 2024) that invests in liquid, private and structured credit. Barings GPFG also advises private funds and separately managed accounts, along with multiple public vehicles.

Among other things, Barings (i) determines the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments made by us; (iii) executes, closes, services and monitors the investments that we make; (iv) determines the securities and other assets that we will purchase, retain or sell; (v) performs due diligence on prospective portfolio companies and (vi) provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Barings has entered into a personnel-sharing arrangement with its affiliate, Baring International Investment Limited (“BIIL”). BIIL is a wholly-owned subsidiary of Baring Asset Management Limited, which in turn is an indirect, wholly-owned subsidiary of Barings. Pursuant to this arrangement, certain employees of BIIL may serve as “associated persons” of Barings and, in this capacity, subject to the oversight and supervision of Barings, may provide research and related services, and discretionary investment management and trading services (including acting as portfolio managers) to us on behalf of Barings. This arrangement is based on no-action letters of the SEC staff that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates,” subject to the supervision of that SEC-registered investment adviser. BIIL is a “participating affiliate” of Barings, and the BIIL employees are “associated persons” of Barings.

Under the terms of an administration agreement (the “Administration Agreement”), Barings (in its capacity as our Administrator) performs (or oversees, or arranges for, the performance of) the administrative services necessary for our operation, including, but not limited to, office facilities, equipment, clerical, bookkeeping and record keeping services at such office facilities and such other services as Barings, subject to review by the Board, will from time to time determine to be necessary or useful to perform its obligations under the Administration Agreement. Barings also, on our behalf and subject to the Board’s oversight, arranges for the services of, and oversees, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Barings is responsible for the financial and other records that we are required to maintain and will prepare all reports and other materials required to be filed with the SEC or any other regulatory authority.

Included in Barings GPFG is Barings North American Private Finance Team (the “U.S. Investment Team”), which consists of 46 investment professionals (as of June 30, 2024) located in three offices in the United States. The U.S. Investment Team provides a full set of solutions to the North American middle market, including first and second lien senior secured loans, unitranche structures, revolvers, mezzanine debt and equity co-investments. The U.S. Investment Team averages over 18 years of industry experience at the Managing Director and Director level. Also included in Barings GPFG are its Europe and Asia-Pacific Investment Committees and Private Finance Teams, which are responsible for our investment origination and portfolio monitoring activities for middle-market companies in Europe and Asia-Pacific geographies, respectively. In addition, Barings believes that it has best-in-class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others. We expect to benefit from the support provided by these personnel in our operations.

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The Barings North American Private Finance investment committee (the “Investment Committee”), which is responsible for our investment origination and portfolio monitoring activities for middle-market companies in North America, consists of five members: Bryan High, Head of Barings GPFG, Stuart Mathieson, Head of Europe and APAC Private Credit and Capital Solutions, Terry Harris, Head of Portfolio Management for Barings GPFG; Brianne Ptacek, Managing Director; and Bob Shettle, Managing Director. The Investment Committee averages approximately 26 years of industry experience. A majority of the votes cast at a meeting at which a majority of the members of the Investment Committee is present is required to approve all investments in new middle-market companies.

Bryan High, Stuart Mathieson, Terry Harris and Tom Kilpatrick, a member of Barings’ Private Credit and Capital Solutions Team, comprise the Barings GPFG European Investment Committee, and Stuart Mathieson, Terry Harris, Shane Forster, Managing Director, and Justin Hooley, Managing Director, comprise the Barings GPFG Asia-Pacific Investment Committee. Barings believes that the individual and shared experiences of these senior team members provides Barings GPFG’s investment committees with an appropriate balance of shared investment philosophy and difference of background and opinion.

Investment Strategy

We seek attractive returns by generating current income primarily from directly-originated debt investments in middle-market companies located primarily in the United States. We also have investments in middle-market companies located outside the United States. Our strategy includes the following components:

•	Leveraging Barings GPFG’s Origination and Portfolio Management Resources. As of June 30, 2024 Barings GPFG has over 90 investment professionals located in seven different offices in the U.S., Europe, Australia/New Zealand and Asia. These regional investment teams have been working together in their respective regions for a number of years and have extensive experience advising, investing in and lending to companies across changing market cycles. In addition, the individual members of these teams have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and privately and publicly held companies. We believe this diverse experience provides an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle-market companies.
•	Utilizing Long-Standing Relationships to Source Investments. Barings GPFG has worked diligently over decades to build strategic relationships with private equity firms globally. Based on Barings GPFG’s long history of providing consistent, predictable capital to middle-market sponsors, even in periods of market dislocation, Barings believes it has a reputation as a reliable partner. Barings also maintains extensive personal relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that this network of relationships will continue to produce attractive investment opportunities.
•	Providing One-Stop Customized Financing Solutions. Barings believes that Barings GPFG’s ability to commit to and originate larger hold positions (in excess of $200 million) in a given transaction is a differentiator to middle-market private equity sponsors. In today’s market, it has become increasingly important to have the ability to underwrite an entire transaction, providing financial sponsors with certainty of close. Barings GPFG offers a variety of financing structures and has the flexibility to structure investments to meet the needs of our portfolio companies.
•	Applying Consistent Underwriting Policies and Active Portfolio Management. We believe robust due diligence on each investment is paramount due to the illiquid nature of a significant portion of our assets. With limited ability to liquidate holdings, private credit investors must take a longer-term, “originate-to-hold” investment approach. Barings has implemented underwriting policies and procedures that are followed for each potential transaction. This consistent and proven fundamental underwriting process includes a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which Barings believes allows it to better assess the company’s prospects. After closing, Barings maintains ongoing access to both the sponsor and portfolio company management in order to closely monitor investments and suggest or require remedial actions as needed to avoid a default.
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•	Maintaining Portfolio Diversification. While we focus our investments in middle-market companies, we seek to invest across various industries and in both United States-based and foreign-based companies. Barings monitors our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. Notwithstanding our intent to invest across a variety of industries, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.
•	Other Investments. To a lesser extent, we will invest opportunistically in assets such as, without limitation, equity, special situations, structured credit (e.g., private asset-backed securities), syndicated loan opportunities, high yield investments and/or mortgage securities. Our special situation investments generally comprise of investments in stressed and distressed corporate debt instruments which are expected to include (but which are not limited to) senior secured loans (including assignments and participations), second lien loans and subordinated debt (including mezzanine and payment-in-kind (“PIK”) securities), secured floating rate notes and secured fixed rated notes, unsecured loans, unsecured senior and subordinated corporate bonds, debentures, notes, commercial paper, convertible debt obligations, equity investments (including preferred stock and common equity instruments), hedging arrangements, other forms of subordinated debt, structured credit (e.g., asset-backed securities) and equity instruments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. Our senior secured, middle-market, private debt investments generally have terms of between five and seven years. Our senior secured, middle-market, first lien private debt investments generally bear interest between the Secured Overnight Financing Rate (“SOFR”) (or the applicable currency rate for investments in foreign currencies) plus 475 basis points and SOFR plus 675 basis points per annum. Our subordinated middle-market, private debt investments generally bear interest between the SOFR (or the applicable currency rate for investments in foreign currencies) plus 700 basis points and SOFR plus 900 basis points per annum if floating rate, and between 8% and 15% if fixed rate. From time to time, certain of our investments may have a form of interest, referred to as PIK interest, which is not paid currently but is instead accrued and added to the loan balance and paid at the end of the term.

You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below-investment-grade debt and equity investments in private, smaller companies. Please see “Risk Factors — Risks Related to Our Investments” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for a more complete discussion of the risks involved with investing in our portfolio companies.

Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities in middle market companies. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in later-stage or mature companies with a proven history of generating positive cash flows. We typically focus on companies with a history of profitability and trailing twelve-month Adjusted EBITDA ranging from $10.0 million to $75.0 million.
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•	Experienced Management Teams. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience is essential to the long-term success of the portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment.
•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.
•	Varied Customer and Supplier Bases. We prefer to invest in companies that have varied customer and supplier bases. Companies with varied customer and supplier bases are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.
•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We seek to identify portfolio companies that we believe have well-structured capital beyond the layer of the capital structure in which we invest.

Investment Process

Our investment origination and portfolio monitoring activities for middle-market companies are performed by Barings GPFG. The Investment Committee at Barings GPFG is responsible for origination and portfolio monitoring activities for middle-market companies in North America; however, other investment committees within Barings are primarily responsible for the investment process for middle-market companies in European and Asia-Pacific geographies and for our opportunistic investments in special situations, structured credit (e.g., private asset-backed securities), high-yield investments and mortgage securities. Each of Barings’ investment processes is designed to maximize risk-adjusted returns, minimize non-performing assets and avoid investment losses. In addition, the investment process is also designed to provide sponsors and/or prospective portfolio companies with efficient and predictable deal execution.

Please see “Item 1. Business – Investment Process” in Part I of our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, for more information regarding our investment process.

Competition

We compete for investments with a number of investment funds including public funds, private debt funds and private equity funds, other BDCs, as well as traditional financial services companies such as commercial banks and other sources of financing. Some of these entities have greater financial and managerial resources than we do. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We use the expertise of the investment professionals of Barings to assess investment risks and determine appropriate pricing for our investments in portfolio companies. We believe the relationship we have with Barings enables us to learn about, and compete for financing opportunities with companies in middle-market businesses that operate across a wide range of industries. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC.

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Summary Risk Factors

The following is a summary of the principal risk factors associated with an investment in our securities:

•	We are dependent upon Barings’ access to its investment professionals for our success.
•	Our investment portfolio is and will continue to be recorded at fair value as determined in accordance with the Adviser’s valuation policies and procedures and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
•	There are potential conflicts of interest, including the management of other investment funds and accounts by Barings, which could impact our investment returns.
•	The fee structure under our third amended and restated investment advisory agreement (the “Advisory Agreement”) with Barings may induce Barings to pursue speculative investments and incur leverage, which may not be in the best interests of our stockholders.
•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.
•	Our financing agreements contain various covenants, which, if not complied with, could accelerate our repayment obligations thereunder, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
•	We are exposed to risks associated with changes in interest rates.
•	Inflation could adversely affect the business, results of operations, and financial conditions of our portfolio companies.
•	Incurring additional leverage may magnify our exposure to risks associated with changes in leverage, including fluctuations in interest rates that could adversely affect our profitability.
•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and may trade at premiums that may prove to be unsustainable.

Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as in subsequent filings with the SEC.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders, unless a common stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend, then our common stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. For more information, see “Dividend Reinvestment Plan.”

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Available Information

Our and Barings’ principal executive offices are located at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202. Our telephone number is (704) 805-7200.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information we file with the SEC is available free of charge by contacting us at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, by telephone at (704) 805-7200 or on our website at https://ir.barings.com/sec-filings. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website is not incorporated into this prospectus or any related prospectus supplement, and you should not consider information contained on our website to be part of this prospectus or any related prospectus supplement.

7

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	— (1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of net assets attributable to common stock):(4)
Base management fee	2.7%(5)
Incentive fees payable under the Advisory Agreement	1.5%(6)
Interest payments on borrowed funds	6.3%(7)
Other expenses	0.8%(8)
Acquired fund fees and expenses	1.9%(9)
Total annual expenses	13.2%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The estimated expenses associated with the administration of the dividend reinvestment plan are included in “Other expenses.” For additional information, see “Dividend Reinvestment Plan.”
(4)	Net assets attributable to common stock equals net assets as of June 30, 2024.
(5)	Pursuant to the Advisory Agreement, the base management fee is 1.25% of our average gross assets, including our credit support agreements and assets purchased with borrowed funds or other forms of leverage, but excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. The fee table above shows the base management fee as a percentage of net assets as required by the SEC. See“Management Agreements.”
(6)	Our incentive fee consists of two parts: (1) a portion based on our pre-incentive fee net investment income (the “Income-Based Fee”) and (2) a portion based on the net capital gains received on our portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation for that same calendar year (the “Capital Gains Fee”).
i.	The Income-Based Fee is determined and paid quarterly in arrears based on the amount by which (x) the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after January 1, 2021, as the case may be (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commences on or after January 1, 2021) (in either case, the “Trailing Twelve Quarters”) exceeds (y) the Hurdle Amount (as defined below) in respect of the Trailing Twelve Quarters. The Hurdle Amount will be determined on a quarterly basis, and will be calculated by multiplying 2.0625% (8.25% annualized) by the aggregate of our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including, without limitation, any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued during the calendar quarter (including, without limitation, the base management fee, administration expenses and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Income-Based Fee and the Capital Gains Fee). For the avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
8

The calculation of the Income-Based Fee for each quarter is as follows:

A.	No Income-Based Fee will be payable to Barings in any calendar quarter in which our aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters does not exceed the Hurdle Amount;
B.	100% of our aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 2.578125% (10.3125% annualized) by the aggregate of our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Catch-Up Amount is intended to provide Barings with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for the Trailing Twelve Quarters; and
C.	For any quarter in which our aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters exceeds the Catch-Up Amount, the Income-Based Fee shall equal 20% of the amount of our aggregate Pre-Incentive Fee Net Investment Income for such Trailing Twelve Quarters, as the Hurdle Amount and Catch-Up Amount will have been achieved.

Subject to the Incentive Fee Cap described below, the amount of the Income-Based Fee that will be paid to Barings for a particular quarter equals the excess of the aggregate Income-Based Fee so calculated less the aggregate Income-Based Fees that were paid to Barings in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

The Income-Based Fee is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant Trailing Twelve Quarters less (b) the aggregate Income-Based Fee that were paid to Barings in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no Income-Based Fee to Barings in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Income-Based Fee calculated in accordance with paragraph (i) above, we will pay Barings the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Income-Based Fee calculated in accordance with paragraph (i) above, we will pay Barings the Income-Based Fee for such quarter.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses on our assets, whether realized or unrealized, in such period and (ii) aggregate capital gains or other gains on our assets (including, for the avoidance of doubt, the value ascribed to any credit support arrangement in our financial statements even if such value is not categorized as a gain therein), whether realized or unrealized, in such period.

ii.	The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement), commencing with the calendar year ended on December 31, 2018, and is calculated at the end of each applicable year by subtracting (A) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) our cumulative aggregate realized capital gains, in each case calculated from August 2, 2018. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 20% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the calendar year ended on December 31, 2018. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

Under the Advisory Agreement, the “cumulative aggregate realized capital gains” are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment. Under the Advisory Agreement, the “accreted or amortized cost basis of an investment” means the accreted or amortized cost basis of such investment as reflected in our financial statements.

See “Management Agreements.”

(7)	Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of June 30, 2024. At June 30, 2024, the weighted average effective interest rate for total outstanding debt was 5.55%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
9

(8)	“Other expenses” include expenses incurred under the Administration Agreement between us and Barings, Board fees, directors’ and officers’ insurance costs, as well as legal and accounting expenses. The percentage presented in the table reflects actual amounts incurred during the six months ended June 30, 2024 on an annualized basis. See“Management Agreements.”
(9)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of Jocassee Partners LLC, our joint venture with South Carolina Retirement Systems Group Trust, Waccamaw River LLC, a limited liability company to which we have fully funded a capital commitment of $25.0 million, and Sierra Senior Loan Strategy JV I LLC, our joint venture with MassMutual Ascend Life Insurance Company, which are our Acquired Funds as of June 30, 2024.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that the Company would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses are not included in the following examples. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$118	$332	$518	$895
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (and thus subject to the Capital Gains Fee)	$128	$356	$549	$913

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Advisory Agreement, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above in the example where there is no return from net realized capital gains, and thus are not included in such example. Under the Advisory Agreement, no incentive fee would be payable if we have a 5% annual return with no capital gains, however, there would be incentive fees payable in the example where the entire return is derived from realized capital gains. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend investment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

10

FINANCIAL HIGHLIGHTS

The financial data as of and for the six months ended June 30, 2024 and each of the ten years ended December 31, 2023 is set forth in the table below. The financial data in the below table for the years ended December 31, 2023, 2022, 2021 and 2020 was audited by KPMG LLP and their report thereon is incorporated by reference herein. The financial data in the below table for the year ended December 31, 2019 was audited by Ernst & Young LLP and their report thereon is incorporated by reference herein. The financial data set forth in the following table as of and for the six months ended June 30, 2024 has been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. Interim results at and for the six months ended June 30, 2024 are not necessarily indicative of the results that may be expected for the year ending December 31, 2024. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recently filed Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus or any accompanying prospectus supplement.

Per Share Data: ($ in thousands, except share and per share amounts)	For the Six Months Ended June 30, 2024	For the Years Ended December 31,
		2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Net asset value, at beginning of period	$ 11.28	$ 11.05	$ 11.36	$ 10.99	$ 11.66	$ 10.98	$ 13.43	$ 15.13	$ 15.23	$ 16.11	$ 16.10
Net investment income(1)	0.67	1.19	1.12	0.90	0.64	0.61	—	1.55	1.62	2.16	2.08
Net realized gains (losses) from investments/foreign currency transactions/forward currency contracts (1)	(0.12)	(0.59)	0.16	(0.05)	(0.79)	(0.08)	(3.17)	(1.11)	0.05	(0.83)	0.46
Net unrealized appreciation (depreciation) on investments/CSA/foreign currency transactions/forward currency contracts(1)	0.05	0.59	(1.20)	0.34	0.38	0.64	1.08	(1.04)	(0.72)	0.17	(1.48)
Total increase (decrease) from investment operations(1)	0.60	1.19	0.08	1.19	0.23	1.17	(2.09)	(0.60)	0.95	1.50	1.06
Dividends/distributions paid to stockholders from net investment income	(0.52)	(1.02)	(0.95)	(0.79)	(0.65)	(0.54)	(0.41)	(1.65)	(1.89)	(2.11)	(1.88)
Dividends paid to stockholders from realized gains	—	—	—	—	—	—	—	—	—	(0.25)	(0.68)
Tax return of capital to stockholders	—	—	—	(0.03)	—	—	(0.02)	—	—	—	—
Total dividends and distributions paid	(0.52)	(1.02)	(0.95)	(0.82)	(0.65)	(0.54)	(0.43)	(1.65)	(1.89)	(2.36)	(2.56)
Common stock offerings	—	—	—	—	(0.63)	—	—	0.61	0.72	—	1.49
Deemed contribution - CSAs	—	—	0.40	—	0.28	—	—	—	—	—	—
Deemed contribution - Barings LLC	—	—	—	—	0.07	—	—	—	—	—	—
Purchase of shares in tender offer	—	—	—	—	—	—	0.13	—	—	—	—
Purchase of shares in share repurchase plan	—	0.06	0.06	—	0.05	0.07	—	—	—	—	—
Sierra Merger(7)	—	—	0.10	—	—	—	—	—	—	—	—
Stock-based compensation(1)	—	—	—	—	—	—	0.17	(0.01)	0.09	0.01	—
Shares issued pursuant to Dividend Reinvestment Plan	—	—	—	—	—	—	—	0.01	0.04	0.03	0.04
Loss on extinguishment of debt(1)	—	—	—	—	(0.06)	(0.01)	(0.21)	—	—	(0.04)	—
Benefit from (provision for) taxes(1)	—	—	—	—	—	(0.01)	0.02	(0.02)	(0.01)	(0.01)	(0.10)
Other(2)	—	—	—	—	0.04	—	(0.04)	(0.04)	—	(0.01)	0.08
Net asset value, end of period	$ 11.36	$ 11.28	$ 11.05	$ 11.36	$ 10.99	$ 11.66	$ 10.98	$ 13.43	$ 15.13	$ 15.23	$ 16.11
Market value at end of period(3)	$ 9.73	$ 8.58	$ 8.15	$ 11.02	$ 9.20	$ 10.28	$ 9.01	$ 9.49	$ 18.34	$ 19.11	$ 20.29
Ratio/Supplemental Data:
Shares outstanding at end of period	105,757,992	106,067,070	107,916,166	65,316,085	65,316,085	48,950,803	51,284,064	47,740,832	40,401,292	33,375,126	32,950,288
Net assets at end of period	$ 1,201,876	$ 1,196,559	$ 1,192,329	$ 741,931	$ 717,805	$ 570,875	$ 562,967	$ 641,275	$ 611,156	$ 508,368	$ 530,827
Average net assets	$ 1,216,343	$ 1,211,289	$ 1,184,591	$ 739,250	$ 517,740	$ 579,199	$ 628,155	$ 667,188	$ 556,549	$ 524,580	$ 482,679
Ratio of total expenses, prior to waiver of base management fee, including loss on extinguishment of debt and benefit from (provision for) taxes, to average net assets(4)	12.04%	13.30%	8.80%	10.33%	8.33%	7.90%	14.54%	7.74%	9.93%	9.81%	9.45%
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Per Share Data: ($ in thousands, except share and per share amounts)	For the Six Months Ended June 30, 2024	For the Years Ended December 31,
		2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Ratio of total expenses, net of base management fee waived, including loss on extinguishment of debt and benefit from (provision for) taxes, to average net assets(4)	12.04%	13.30%	8.80%	10.33%	8.33%	7.90%	14.31%	7.74%	9.93%	9.81%	9.45%
Ratio of net investment income to average net assets	11.76%	10.55%	9.76%	7.98%	5.99%	5.27%	(0.01)%	10.83%	10.58%	13.65%	12.85%
Portfolio turnover ratio(5)	8.64%	22.93%	43.07%	68.63%	67.80%	113.99%	228.49%	37.02%	24.61%	37.62%	29.21%
Total return(6)	19.72%	18.83%	(18.35)%	29.34%	(2.17)%	20.27%	18.18%	(42.15)%	5.86%	5.82%	(17.36)%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Represents the closing price of the Company’s common stock on the last day of the period.
(4)	Does not include expenses of underlying investment companies, including joint ventures and short-term investments. June 30, 2024 is annualized.
(5)	Portfolio turnover ratio as of December 31, 2021 and 2020 excludes the impact of short-term investments. Portfolio turnover ratio as of December 31, 2022 excludes the impact of the Company’s acquisition of Sierra Income Corporation in February 2022 (the “Sierra Acquisition”). Portfolio turnover ratio as of December 31, 2020 excludes the impact of the Company’s acquisition of MVC Capital, Inc. (“MVC”) (the “MVC Acquisition”).
(6)	Total return is based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the Company’s dividend reinvestment plan during the period.
(7)	Includes the impact of share issuance and deemed contribution from Barings LLC associated with the Sierra Acquisition.
12

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the sections titled “Risk Factors” in our most recently filed Annual Report on Form 10-K and in any subsequently filed Quarterly Reports on Form 10-Q, each of which are incorporated by referenced herein, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with an offering pursuant to this prospectus. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recently filed Annual Report on Form 10-K and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of our most recently filed Quarterly Report on Form 10-Q is incorporated by reference herein.

14

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

•	our future operating results, dividend projections and frequency of dividends;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments and our ability to raise capital;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC, and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus. Other factors that could cause our actual results and financial condition to differ materially include, but are not limited to, the following:

•	changes in political, economic or industry conditions, including the risks of a slowing economy, rising inflation and risk of recession, and volatility in the financial services sector, including bank failures;
•	the interest rate environment or conditions affecting the financial and capital markets;
•	the impact of global health crises, on our or our portfolio companies’ business and the U.S. and global economies;
•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	risks associated with possible disruption due to terrorism in our operations or the economy generally; and
•	future changes in laws or regulations and conditions in our or our portfolio companies’ operating areas.
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Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering, and in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless we are required to do so by law.

16

USE OF PROCEEDS

Except as described in any applicable prospectus supplement or in any free writing prospectuses we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering pursuant to this prospectus to make investments in accordance with our investment objective and strategies, to pay our operating expenses and other cash obligations, and for general corporate or strategic purposes, including, without limitation, to repay or repurchase outstanding indebtedness.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and a related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments.

The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

17

PRICE RANGE OF COMMON STOCK

Our common stock is traded on The New York Stock Exchange (the "NYSE") under the symbol “BBDC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the NAV per share of our common stock, the high and low closing sales prices for our common stock and such closing sales prices as a percentage of NAV per share.

	Net Asset Value(1)	Closing Sales Price(2)		Premium (Discount) of High Closing Sales Price to NAV(3)	Premium (Discount) of Low Closing Sales Price to NAV(3)
		High	Low
Year ended December 31, 2022
First Quarter	$ 11.86	$ 11.20	$ 10.07	(5.6)%	(15.1)%
Second Quarter	$ 11.41	$ 10.90	$ 9.24	(4.5)%	(19.0)%
Third Quarter	$ 11.28	$ 10.41	$ 8.32	(7.7)%	(26.2)%
Fourth Quarter	$ 11.05	$ 9.26	$ 8.06	(16.2)%	(27.1)%
Year ended December 31, 2023
First Quarter	$ 11.17	$ 8.95	$ 7.47	(19.9)%	(33.1)%
Second Quarter	$ 11.34	$ 8.01	$ 7.19	(29.4)%	(36.6)%
Third Quarter	$ 11.25	$ 9.34	$ 7.65	(17.0)%	(32.0)%
Fourth Quarter	$ 11.28	$ 9.39	$ 8.58	(16.8)%	(23.9)%
Year ending December 31, 2024
First Quarter	$ 11.44	$ 9.88	$ 8.70	(13.6)%	(24.0)%
Second Quarter	$ 11.36	$ 10.18	$ 9.13	(10.4)%	(19.6)%
Third Quarter (through September 18, 2024)	$ *	$ 10.19	$ 9.28	*	*

*	NAV has not yet been calculated for this period.
(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAV per share shown is based on outstanding shares at the end of the period.
(2)	Closing sales price as provided by the NYSE.
(3)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV and subtracting 1.

As of June 30, 2024, we had 2,114 stockholders of record, which did not include stockholders for whom shares are held in “nominee” or “street name”. On September 18, 2024, the reported closing sales price of our common stock was $9.88 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to NAV is separate and distinct from the risk that our NAV will decrease.

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SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In such an approval, our stockholders may not specify a maximum discount below NAV at which we are able to issue our common stock. We do not currently intend to issue shares of our common stock below NAV unless approved by our stockholders and our Board determines that it would be in our stockholders’ best interests to do so.

In order to sell shares below NAV in one or more public offerings of our common stock:

•	stockholders must have approved a sale below NAV per share within the one-year period immediately prior to any such sale;
•	a majority of our directors who have no financial interest in the issuance and sale and a majority of our directors who are not interested persons of the Company must have determined that any such sale would be in the best interests of the Company and its stockholders; and
•	a majority of our directors who have no financial interest in the issuance and sale, and a majority of our directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, must have determined in good faith that the price at which such securities are to be issued and sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

For stockholders to approve our ability to sell shares of our common stock below our then current NAV per share, such proposal must be approved by (1) a majority of the outstanding shares of our common stock (as defined in the 1940 Act); and (2) a majority of the outstanding shares of our common stock that are not held by affiliated persons of the Company at a meeting duly called at which a quorum is present.

In making a determination that an offering of common stock below NAV per share is in our and our stockholders’ best interests, the Board will consider a variety of factors, including, without limitation:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the proposed offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital in the current financial market;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments;
•	The leverage available to us, both before and after the offering and other borrowing terms; and
•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.
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Our Board will also consider the fact that a sale of shares of common stock at a discount will benefit our Adviser, as the Adviser will earn additional base management fees on the proceeds of such offerings, as it would from an offering of any other securities of the Company, or from the offering of common stock at premium to NAV per share. Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$ 10.00	—	$ 9.47	—	$ 7.89	—
Net offering proceeds per share to issuer	—	$ 9.50	—	$ 9.00	—	$ 7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$ 10.00	$ 9.98	(0.20)%	$ 9.91	(0.90)%	$ 9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(10.00)%	0.80%	(25.00)%
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	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Asset Values
Total NAV held by stockholder A	$ 100,000	$ 99,800	(0.20)%	$ 99,100	(0.90)%	$ 95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$ 100,000	$ 100,000	—	$ 100,000	—	$ 100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$ (200)	—	$ (900)	—	$ (5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$ 9.98	—	$ 9.91	—	$ 9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$ 10.00	$ 10.00	—	$ 10.00	—	$ 10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$ (0.02)	—	$ (0.09)	—	$ (0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$ 7.89	—	$ 7.89	—
Net proceeds per share to issuer	—	$ 7.50	—	$ 7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$ 10.00	$ 9.50	(5.00)%	$ 9.50	(5.00)%
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	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(11.11)%	1.10%	9.09%
Total Asset Values
Total NAV held by stockholder A	$ 100,000	$ 106,875	6.88%	$ 130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$ 100,000	$ 109,863	9.86%	$ 129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$ (2,988)	—	$ 1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$ 9.50	—	$ 9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$ 10.00	$ 9.77	(2.30)%	$ 9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$ (0.27)	—	$ 0.08	—
Percentage (dilution)/accretion to stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

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	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$ 10.00	—	$ 9.47	—	$ 7.89	—
Net offering proceeds per share to issuer	—	$ 9.50	—	$ 9.00	—	$ 7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$ 10.00	$ 9.98	(0.20)%	$ 9.91	(0.90)%	$ 9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$ 4,990	—	$ 9,910	—	$ 23,750	—
Total investment by stockholder A (assumed to be $10.00 per share)	—	$ 5,000	—	$ 9,470	—	$ 19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$ (10)	—	$ 440	—	$ 4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$ 9.98	—	$ 9.91	—	$ 9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share)	—	$ 10.00	—	$ 9.47	—	$ 7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$ (0.02)	—	$ 0.44	—	$ 1.61	—
Percentage (dilution)/accretion to stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(0.20)%	—	4.65%	—	20.41%
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SENIOR SECURITIES

Information about our senior securities as of each of the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 can be found under “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference into this prospectus. An independent registered public accounting firm has performed agreed-upon procedures related to the accuracy of the total amount outstanding exclusive of treasury securities as of December 31, 2019 and the asset coverage per unit as of December 31, 2019. The information in the senior securities table for the years ended December 31, 2023, 2022, 2021 and 2020 was audited by KPMG LLP and their report thereon has been incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

Information about our senior securities is shown in the following table as of June 30, 2024.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
February 2019 Credit Facility
June 30, 2024 (unaudited)	$350,823	1,874	—	N/A
August 2025 Notes
June 30, 2024 (unaudited)	$50,000	1,874	—	N/A
Series B Notes
June 30, 2024 (unaudited)	$62,500	1,874	—	N/A
Series C Notes
June 30, 2024 (unaudited)	$112,500	1,874	—	N/A
Series D Notes
June 30, 2024 (unaudited)	$80,000	1,874	—	N/A
Series E Notes
June 30, 2024 (unaudited)	$70,000	1,874	—	N/A
November 2026 Notes
June 30, 2024 (unaudited)	$350,000	1,874	—	N/A
February 2029 Notes
June 30, 2024 (unaudited)	$300,000	1,874	—	N/A
Total Senior Securities
June 30, 2024 (unaudited)	$1,375,823	1,874	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. All prior period ratios have been conformed with this current presentation.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	The Series A senior unsecured notes due August 4, 2025 (the “August 2025 Notes”), the Series B senior unsecured notes due November 4, 2025 (the “Series B Notes”), the Series C senior unsecured notes due November 4, 2027 (the “Series C Notes”), the Series D senior unsecured notes due February 26, 2026 (the “Series D Notes”), the Series E senior unsecured notes due February 26, 2028 (the “Series E Notes”), the 3.300% notes due November 23, 2026 (the “November 2026 Notes”) and the 7.000% notes due February 15, 2029 (the “February 2029 Notes”) are not applicable because these senior securities are not registered for public trading.

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BUSINESS

The information in “Item 1. Business” in Part I of our most recently filed Annual Report on Form 10-K is incorporated by reference herein.

25

REGULATION

We are subject to regulation as described in “Item 1. Business – Regulation of Business Development Companies” in Part I of our most recently filed Annual Report on Form 10-K, which is incorporated by reference herein.

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MANAGEMENT

The information in the sections entitled (1) “Proposal No. 1 – Election of Directors,” “Compensation Discussion,” “Director Compensation,” “Corporate Governance” and “Executive Officers and Investment Committee” in our most recent Definitive Proxy Statement on Schedule 14A, as supplemented by “Item 5. Other Information – Appointment of Chief Compliance Officer” in Part II of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and (2) “Item 1. Business” in Part I of our most recently filed Annual Report on Form 10-K, is incorporated by reference herein.

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PORTFOLIO MANAGEMENT

Our investment origination and portfolio monitoring activities for middle-market companies are performed by Barings GPFG. The Investment Committee at Barings GPFG is responsible for our investment origination and portfolio monitoring activities for middle-market companies in North America; however, other investment committees within Barings are primarily responsible for the investment process for middle-market companies in European and Asia-Pacific geographies and for our opportunistic investments in special situations, structured credit (e.g., private asset-backed securities), high-yield investments and mortgage securities. The Investment Committee consists of five members: Bryan High, Head of Barings GPFG, Stuart Mathieson, Head of Europe and APAC Private Credit and Capital Solutions, Terry Harris, Head of Portfolio Management for Barings GPFG; Brianne Ptacek, Managing Director; and Bob Shettle, Managing Director. Each of Barings’ investment processes is designed to maximize risk-adjusted returns, minimize non-performing assets and avoid investment losses. In addition, the investment process is also designed to provide sponsors and/or prospective portfolio companies with efficient and predictable deal execution.

Biographical information regarding the Investment Committee is as follows:

Bryan High

Bryan High is the Head of Barings GPFG, where he is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. High also serves as the Co-Portfolio Manager of the Company and Chief Executive Officer of Barings Capital Investment Corporation and Barings Private Credit Corporation. He joined the firm in 2007, and has extensive experience in public and private credit, distressed debt / special situations and private equity. Prior to joining Barings, Mr. High was an investment banker at a boutique M&A firm where he advised on middle market transactions. He also worked at Bank of America Securities LLC in the restructuring advisory group. Mr. High currently serves on the investment committees for Barings Capital Solutions, U.S. High Yield and Global Private Structured Finance. Mr. High is a member of the Board of Directors for Eclipse Business Capital LLC and Coastal Marina Holdings, LLC. He graduated with distinction from the University of North Carolina at Chapel Hill with a B.S. in Business Administration.

Stuart Mathieson

Stuart Mathieson is the Head of Barings’ Europe and APAC Private Credit and Capital Solutions. Mr. Mathieson joined Barings in 2002 and has extensive investment experience encompassing the sub-investment grade public and private credit markets, restructuring and special situations investments. Prior to joining Barings, he worked in the Business Recovery Services team in London at PricewaterhouseCoopers. Mr. Mathieson currently chairs the Barings Capital Solutions investment committee and also serves on the investment committees for European High Yield and the MassMutual Ventures Europe & Asia fund. He is currently a board member of Trafalgar Entertainment and has extensive experience of working closely with a number of businesses while at Barings. Mr. Mathieson holds a B.Sc. in Chemistry from Keble College, Oxford and is a member of the Institute of Chartered Accountants in England & Wales.

Terry Harris

Terry Harris has served for over ten years as Head of Portfolio Management for Barings GPFG. Mr. Harris has worked in private finance since 1991 and his experience encompasses investing senior and mezzanine debt and equity in middle market companies operating in commercial and industrial as well as specialized industries. Prior to joining the firm in 2013, Mr. Harris was a Partner of Tower Three Partners, and he served as Chief Investment Officer of Firstlight Financial Corporation. Before Firstlight, he was Chief Risk Officer for GE Capital’s Global Telecom, Media & Technology Finance Group. He also held senior credit positions at Bank of America Commercial Finance and Transamerica Commercial Finance. Mr. Harris holds a B.S. and an M.B.A from Florida State University and began his career at Price Waterhouse as a Certified Public Accountant.

Brianne Ptacek

Brianne Ptacek is a Managing Director in Barings GPFG where she is responsible for executing, underwriting, and monitoring North American private finance investments. Ms. Ptacek has worked in the industry since 2007. Prior to

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joining the firm in 2016, she previously worked for BMO Harris Bank in various roles including leveraged lending, sponsor finance, and special assets management. Ms. Ptacek has a B.B.A. in Finance from the University of Notre Dame and an M.B.A. from the University of Chicago Booth School of Business.

Bob Shettle

Bob Shettle is a member of Barings’ GPFG and a member of the North America Private Finance Investment Committee. He is responsible for investment origination, execution, and portfolio management in North America. Bob has worked in the industry since 1992, including more than two decades at Barings. Prior to joining Barings in 1998, he was with Fleet National Bank as a Vice President and commercial loan officer and Andersen Consulting as a staff consultant. He also previously served as Head of Portfolio Management at a boutique middle market lending firm, where he was a Managing Director and a member of the Investment Committee. Bob holds a B.S. from the University of Connecticut, an M.B.A. from Rensselaer Polytechnic Institute and is a member of the CFA Institute.

Equity Securities

The dollar range of equity securities in the Company beneficially owned at June 30, 2024 by each member of the Investment Committee is as follows:

Dollar Range of Equity Securities in the Company(1)(2)
Bryan High	—
Stuart Mathieson	—
Terry Harris	$10,001 - $50,000
Brianne Ptacek	—
Bob Shettle	—

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.73 per share on June 28, 2024 on the NYSE.

Other Accounts Managed

The members of the Investment Committee also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager as of September 18, 2024; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance as of December 31, 2023.

Name of Company Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Assets of Accounts (in millions)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)(2)
Bryan High	Registered Investment Companies	2	$3,971	2	$3,971
	Other Pooled Investment Vehicles	6	$722	5	$722
	Other Accounts	9	$671	3	$189
Stuart Mathieson	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	11	$3,005	9	$2,708
	Other Accounts	5	$430	2	$145
Terry Harris	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$5,022	6	$4,792
	Other Accounts	9	$5,514	1	$313
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Name of Company Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Assets of Accounts (in millions)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)(2)
Brianne Ptacek	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A
Bob Shettle	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

(1)	Total Assets as defined by Barings GPFG, which includes undrawn commitments.
(2)	Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.

Compensation

Barings’ financing arrangements with the Investment Committee, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

30

MANAGEMENT AGREEMENTS

The Advisory Agreement was most recently approved on May 7, 2024 by the Board, including a majority of the directors on the Board who are not “interested persons,” as defined in the 1940 Act, of the Company, for an additional one-year term ending on June 24, 2025. Please refer to “Item 1. Business - Management Agreements” in Part I of our most recently filed Annual Report on Form 10-K and “Certain Relationships and Related Party Transactions” in our most recent Definitive Proxy Statement on Schedule 14A, which are incorporated by reference herein, for additional information regarding the Advisory Agreement and for information relating to the Administration Agreement.

31

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

The information contained under the caption “Certain Relationships and Related Party Transactions” in our most recent Definitive Proxy Statement on Schedule 14A and under the caption “Note 2 - Agreements and Related Party Transactions” in the Notes to our Unaudited Consolidated Financial Statements in our most recently filed Quarterly Report on Form 10-Q is incorporated by reference herein.

32

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 18, 2024 by

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each named executive officer; and
•	all of Barings BDC’s directors and executive officers as a group.

With respect to persons known to us to beneficially own more than 5% of our outstanding shares of common stock, we base such knowledge on beneficial ownership filings made by the holders with the SEC and other information known to us. Other than as set forth in the table below, none of our directors or executive officers are deemed to beneficially own shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 18, 2024. Percentage of beneficial ownership is based on 105,558,938 shares of common stock outstanding as of September 18, 2024.

Unless otherwise indicated by footnote, the business address of each person listed below is 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Directors and Executive Officers:
Interested Directors
Eric Lloyd	37,816	*	over $100,000
David Mihalick	20,000	*	over $100,000
Non-Interested Directors
Mark F. Mulhern	14,855	*	over $100,000
Thomas W. Okel	20,037	*	over $100,000
Jill Olmstead	4,000	*	$10,001 - $50,000
John A. Switzer	6,000	*	$50,001 - $100,000
Robert Knapp	361,034	*	over $100,000
Steve Byers	24,875	*	over $100,000
Valerie Lancaster-Beal	—	*	None
Executive Officers Who Are Not Directors
Matthew Freund	13,124	*	over $100,000
Elizabeth Murray	18,805	*	over $100,000
Ashlee Steinnerd	—	*	None
All directors and executive officers as a group (12 persons)	520,546	*	over $100,000
Five-Percent Stockholders:
Barings LLC	13,639,681	12.9%	over $100,000

*	Less than 1.0%
(1)	Beneficial ownership in this column has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of the Company’s common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)	Based on a total of 105,558,938 shares issued and outstanding as of September 18, 2024.
(3)	Beneficial ownership in this column has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of equity securities beneficially owned is based on a stock price of $9.88 per share as of September 18, 2024. Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.
33

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2024 for each portfolio company in which we had an investment. The general terms of our debt and equity investments are described in “Item 1. Business—Investment Criteria” and “Item 1. Business—Investment Process” in Part I of our most recently filed Annual Report on Form 10-K and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Portfolio Composition” in Part I of our most recently filed Quarterly Report on Form 10-Q, which are each incorporated by reference herein. Other than our investments in Jocassee Partners, LLC, Thompson Rivers LLC, Waccamaw River LLC, Sierra Senior Loan Strategy JV I LLC, Eclipse Business Capital Holdings LLC and Rocade Holdings LLC, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. As of June 30, 2024, we had approximately $2.4 billion (at fair value) invested in 329 portfolio companies. As of June 30, 2024, we had “control investments,” as defined in the 1940 Act, in four portfolio companies. As of June 30, 2024, we were an “affiliated person,” as defined in the 1940 Act, of eight portfolio companies that were not otherwise “control investments.” In general, under the 1940 Act, we would “control” a portfolio company if we owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned, directly or indirectly, 5% or more of its voting securities.

Portfolio Company(6)	Industry	Investment Type(1) (2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Non–Control / Non–Affiliate Investments:
1WorldSync, Inc. 300 South Riverside Plaza, Suite 1400, Chicago, IL 60606	IT Consulting & Other Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	7/19	7/25	$7,086	$7,051	$7,086	(7)(8)(14)
						7,086	7,051	7,086
A.T. Holdings II LTD Route de la Corniche 3 1066 Epalinges, Switzerland	Other Financial	First Lien Senior Secured Term Loan	14.3% Cash	11/22	9/29	12,500	12,500	9,763	(3)(7)
						12,500	12,500	9,763
Accelerant Holdings 1 Tollgate Business Park, Tollgate West, Colchester CO3 8AB	Banking, Finance, Insurance & Real Estate	Class A Convertible Preferred Equity (5,000 shares)	N/A	1/22	N/A		5,000	6,098	(7)(30)(32)
		Class B Convertible Preferred Equity (1,651 shares)	N/A	12/22	N/A		1,667	2,111	(7)(30)(32)
							6,667	8,209
Acclime Holdings HK Limited 17/F, United Centre 95 Queensway Admiralty, Hong Kong	Business Services	First Lien Senior Secured Term Loan	SOFR + 6.75%, 11.6% Cash	8/21	8/27	2,500	2,462	2,438	(3)(7)(8)(14)
						2,500	2,462	2,438
Accurus Aerospace Corporation 12716 East Pine Street Tulsa, OK 74116	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	4/22	4/28	12,070	11,946	11,817	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.2% Cash	4/22	4/28	1,844	1,822	1,795	(7)(8)(13)(31)
		Common Stock (437,623.30 shares)	N/A	4/22	N/A		438	319	(7)(30)(32)
						13,914	14,206	13,931
Acogroup PLO 264, No. 14, Jalan Firma 3, Kawasan Perindustrian Tebrau 4, 81100 Johor Bahru	Business Services	First Lien Senior Secured Term Loan	4.0% Cash, EURIBOR + 2.9% PIK, 6.6% PIK	3/22	10/26	7,906	8,002	6,981	(3)(7)(8)(11)
						7,906	8,002	6,981
AD Bidco, Inc. 150 W. 30th Street, 16th floor New York, NY 10001	Technology	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	3/24	3/30	10,150	9,905	9,921	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	3/24	9/26	—	(84)	(79)	(7)(8)(13)
		Revolver	SOFR + 6.25%, 11.6% Cash	3/24	3/30	—	(31)	(29)	(7)(8)(13)(31)
						10,150	9,790	9,813
ADB Safegate 977 Gahanna Pkwy, Gahanna, OH 43230	Aerospace & Defense	Second Lien Senior Secured Term Loan	SOFR + 9.25%, 14.6% Cash	8/21	10/27	6,820	6,662	6,070	(3)(7)(8)(13)
						6,820	6,662	6,070
Adhefin International 3 Boulevard de Sebastopol 75001 Paris France	Industrial Other	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	5/23	5/30	1,776	1,764	1,770	(3)(7)(8)(10)(31)
		Subordinated Term Loan	EURIBOR + 10.5% PIK, 14.4% PIK	5/23	11/30	342	341	336	(3)(7)(8)(10)
						2,118	2,105	2,106
Advantage Software Company (The), LLC 19 Backstretch Lane Mooresville, NC 28117	Advertising, Printing & Publishing	Class A1 Partnership Units (8,717.76 units)	N/A	12/21	N/A		280	679	(7)(30)(32)
		Class A2 Partnership Units (2,248.46 units)	N/A	12/21	N/A		72	175	(7)(30)(32)
		Class B1 Partnership Units (8,717.76 units)	N/A	12/21	N/A		9	—	(7)(30)(32)
		Class B2 Partnership Units (2,248.46 units)	N/A	12/21	N/A		2	—	(7)(30)(32)
							363	854
Air Canada 2020-2 Class B Pass Through Trust 7373 Boulevard de la Côte-Vertu Ouest, Montreal, QC H4S 1Z3	Structured Products	Structured Secured Note - Class B	9.0% Cash	9/20	10/25	2,940	2,940	3,014
						2,940	2,940	3,014

34

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Air Comm Corporation, LLC 1575 W 124th Ave #210, Westminster, CO 80234	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.3% Cash	6/21	7/27	$7,718	$7,635	$7,619	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	6/21	7/27	1,286	1,257	1,286	(7)(8)(13)
						9,004	8,892	8,905
AirX Climate Solutions, Inc. 4308 Grant Blvd Suite 1D Yukon, OK 73099	Diversified Manufacturing	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.5% Cash	11/23	11/29	3,323	3,220	3,296	(7)(8)(14)(31)
		Revolver	SOFR + 6.25%, 11.5% Cash	11/23	11/29	206	195	203	(7)(8)(14)(31)
						3,529	3,415	3,499
AIT Worldwide Logistics Holdings, Inc. 701 N. Rohlwing Road Itasca, IL 60143	Transportation Services	Second Lien Senior Secured Term Loan	SOFR + 7.50%, 12.9% Cash	4/21	4/29	6,460	6,363	6,460	(7)(8)(12)
		Partnership Units (348.68 units)	N/A	4/21	N/A		349	551	(7)(30)(32)
						6,460	6,712	7,011
AlliA Insurance Brokers NV Kwadestraat 157 bus 51 8800 Roeselare Belgium	Insurance	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.7% Cash	3/24	3/30	3,837	3,697	3,837	(3)(7)(8)(10)(31)
						3,837	3,697	3,837
Alpine SG, LLC 350 N Orleans St Chicago, Illinois 60654	High Tech Industries	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	2/22	11/27	23,139	22,680	22,792	(7)(8)(12)(29)
						23,139	22,680	22,792
Amalfi Midco 5th Floor Metropolitan House 3 Darkes Lane Potters Bar Hertfordshire EN6 1AG	Healthcare	Subordinated Loan Notes	2.0% Cash, 9.0% PIK	9/22	9/28	5,740	5,149	5,206	(3)(7)
		Class B Common Stock (93,165,208 shares)	N/A	9/22	N/A		1,040	1,178	(3)(7)(30)(32)
		Warrants (380,385 units)	N/A	9/22	N/A		4	750	(3)(7)(30)(32)
						5,740	6,193	7,134
Americo Chemical Products, LLC 1765 Holmes Rd Elgin, IL 60123	Chemicals	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	4/23	4/29	1,773	1,736	1,773	(7)(8)(12)
		Revolver	SOFR + 5.50%, 10.8% Cash	4/23	4/29	—	(10)	—	(7)(8)(12)(31)
		Common Stock (88,110 shares)	N/A	4/23	N/A		88	100	(7)(30)(32)
						1,773	1,814	1,873
AMMC CLO 22, Limited Series 2018-22A PO Box 1093, Queensgate House George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 0.00%	2/22	4/31	7,222	3,584	2,640	(3)(29)
						7,222	3,584	2,640
AMMC CLO 23, Ltd. Series 2020-23A PO Box 1093, Queensgate House George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 12.96%	2/22	4/35	2,000	1,539	1,421	(3)(29)
						2,000	1,539	1,421
AnalytiChem Holding GmbH Frankfurter Str. 80-82, 65760 Eschborn, Germany	Chemicals	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.8% Cash	11/21	10/28	3,131	3,186	3,092	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.2% Cash	4/22	10/28	945	945	933	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 7.00%, 10.9% Cash	1/23	10/28	1,644	1,588	1,644	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.6% Cash	6/22	10/28	1,019	1,019	1,006	(3)(7)(8)(13)
						6,739	6,738	6,675
Anju Software, Inc. 4500 S Lakeshore Drive #620 Tempe, AZ 85282	Application Software	First Lien Senior Secured Term Loan	9.0% PIK	2/19	6/25	13,320	13,283	892	(7)(8)(27)
		Super Senior Secured Term Loan	10.0% PIK	10/23	6/25	948	910	889	(7)(8)(31)
						14,268	14,193	1,781

35

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
APC1 Holding 12 rue Jean Jullien-Davin 26000 Valence France	Diversified Manufacturing	First Lien Senior Secured Term Loan	EURIBOR + 5.40%, 8.9% Cash	7/22	7/29	$2,465	$2,319	$2,441	(3)(7)(8)(10)
						2,465	2,319	2,441
Apex Bidco Limited 75 Executive Dr #200 Aurora, IL 60504	Business Equipment & Services	First Lien Senior Secured Term Loan	SONIA + 6.25%, 11.6% Cash	1/20	1/27	1,842	1,888	1,842	(3)(7)(8)(16)
		First Lien Senior Secured Term Loan	SONIA + 6.75%, 12.1% Cash	10/23	1/27	1,388	1,306	1,388	(3)(7)(8)(16)
		Subordinated Senior Unsecured Term Loan	8.0% PIK	1/20	7/27	316	321	296	(3)(7)
						3,546	3,515	3,526
Apidos CLO XXIV, Series 2016-24A 712 5th Avenue, 42nd Floor New York, New York 10019	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 45.39%	2/22	10/30	18,358	4,257	4,854	(3)(29)
						18,358	4,257	4,854
APOG Bidco Pty Ltd 68 Pitt Street Sydney NSW 2000, Australia	Healthcare	Second Lien Senior Secured Term Loan	BBSY + 7.25%, 11.9% Cash	4/22	3/30	2,072	2,287	2,062	(3)(7)(8)(20)
						2,072	2,287	2,062
Aptus 1829. GmbH Wagner-Régeny-Straße 8 12489 Berlin, Germany	Chemicals, Plastics, and Rubber	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 8.4% Cash, 1.5% PIK	9/21	9/27	2,306	2,480	2,041	(3)(7)(8)(11)
		Preferred Stock (13 shares)	N/A	9/21	N/A		120	10	(3)(7)(30)(32)
		Common Stock (48 shares)	N/A	9/21	N/A		12	—	(3)(7)(30)(32)
						2,306	2,612	2,051
Apus Bidco Limited Hamilton House, Church Street, Altrincham, Greater Manchester, WA14 4DR, UK	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	SONIA + 5.50%, 10.9% Cash	2/21	3/28	3,641	3,906	3,641	(3)(7)(8)(17)
						3,641	3,906	3,641
AQA Acquisition Holding, Inc. 450 Artisan Way 4th floor Somerville, MA 02145	High Tech Industries	Second Lien Senior Secured Term Loan	SOFR + 7.50%, 12.9% Cash	3/21	3/29	20,000	19,653	20,000	(7)(8)(13)
						20,000	19,653	20,000
Aquavista Watersides 2 LTD Long Eaton, Nottingham NG10 3AE, United Kingdom	Transportation Services	First Lien Senior Secured Term Loan	SONIA + 6.00%, 11.2% Cash	12/21	12/28	6,373	6,516	6,021	(3)(7)(8)(17)(31)
		Second Lien Senior Secured Term Loan	SONIA + 10.5% PIK, 15.6% PIK	12/21	12/28	1,977	2,021	1,896	(3)(7)(8)(17)
						8,350	8,537	7,917
Arc Education 61/63 rue Pierre Charron 75008 Paris France	Consumer Cyclical	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.4% Cash	7/22	7/29	3,741	3,479	3,698	(3)(7)(8)(10)(31)
						3,741	3,479	3,698
Arch Global Precision LLC 2600 S Telegraph Rd Suite 180 Bloomfield Hills, MI 48302	Industrial Machinery	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	4/19	4/26	9,013	9,012	8,788	(7)(8)(13)
						9,013	9,012	8,788
Archimede 39, rue Bouret 75019 Paris France	Consumer Services	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.2% Cash	10/20	10/27	6,323	6,486	6,089	(3)(7)(8)(10)
						6,323	6,486	6,089

36

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Argus Bidco Limited 9 Millars Brook, Molly Millars Lane, Wokingham, Berkshire, RG41 2AD, United Kingdom	High Tech Industries	First Lien Senior Secured Term Loan	EURIBOR + 4.00%, 7.7% Cash, 3.4% PIK	7/22	7/29	1,616	1,551	1,551	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 4.00%, 7.7% Cash, 3.4% PIK	7/22	7/29	314	290	301	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 4.00%, 9.3% Cash, 3.4% PIK	7/22	7/29	134	131	128	(3)(7)(8)(13)
		First Lien Senior Secured Term Loan	SONIA + 4.00%, 9.1% Cash, 3.4% PIK	7/22	7/29	1,707	1,562	1,624	(3)(7)(8)(16)(31)
		Second Lien Senior Secured Term Loan	10.5% PIK	7/22	7/29	814	768	769	(3)(7)
		Preferred Stock (41,560 shares)	10.0% PIK	7/22	N/A		60	44	(3)(7)(32)
		Equity Loan Notes (41,560 units)	10.0% PIK	7/22	N/A		60	44	(3)(7)(32)
		Common Stock (464 shares)	N/A	7/22	N/A		1	—	(3)(7)(30)(32)
						4,585	4,423	4,461
Armstrong Transport Group (Pele Buyer, LLC) 8615 Cliff Cameron Dr #200 Charlotte, NC 28269	Air Freight & Logistics	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	6/19	12/26	$2,647	$2,625	$2,538	(7)(8)(14)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	10/22	12/26	3,298	3,298	3,163	(7)(8)(14)
						5,945	5,923	5,701
ASC Communications, LLC 17 North State Street Chicago, IL 60602	Media & Entertainment	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	7/22	7/27	8,088	8,002	8,088	(7)(8)(12)
		Revolver	SOFR + 4.75%, 10.2% Cash	7/22	7/27	—	(11)	—	(7)(8)(12)(31)
		Class A Units (25,718.20 units)	N/A	7/22	N/A		539	785	(7)(32)
						8,088	8,530	8,873
Astra Bidco Limited Ability House, 21 Nuffield Way, Abingdon, Oxfordshire, England, OX14 1RL	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.25%, 10.5% Cash	11/21	11/28	2,385	2,444	2,358	(3)(7)(8)(16)(31)
		First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.1% Cash	11/21	11/28	312	314	309	(3)(7)(8)(10)
						2,697	2,758	2,667
ATL II MRO Holdings Inc. 15351 South West 29th Street Miramar, FL 33027	Transportation	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	11/22	11/28	8,291	8,123	8,209	(7)(8)(13)
		Revolver	SOFR + 5.50%, 10.8% Cash	11/22	11/28	—	(32)	(17)	(7)(8)(13)(31)
						8,291	8,091	8,192
Auxi International 738 rue Yves Kermen 92100 Boulogne Billancourt France	Commercial Finance	First Lien Senior Secured Term Loan	EURIBOR + 7.25%, 11.1% Cash	12/19	12/26	1,500	1,535	1,401	(3)(7)(8)(11)
		First Lien Senior Secured Term Loan	SONIA + 6.50%, 11.8% Cash	4/21	12/26	847	907	791	(3)(7)(8)(17)
						2,347	2,442	2,192
Avance Clinical Bidco Pty Ltd 2 Ann Nelson Drive Thebarton SA 5031, Australia	Healthcare	First Lien Senior Secured Term Loan	BBSY + 4.50%, 8.9% Cash	11/21	11/27	2,240	2,319	2,180	(3)(7)(8)(19)(31)
						2,240	2,319	2,180
Aviation Technical Services, Inc. 3121 109th Street SW Everett, WA 98204	Aerospace & Defense	Second Lien Senior Secured Term Loan	SOFR + 8.50%, 14.0% Cash	2/22	3/25	29,304	27,969	28,102	(7)(8)(12)(29)
						29,304	27,969	28,102
AVSC Holding Corp. 5100 North River Road, Suite 300 Schiller Park, IL 60176	Advertising	First Lien Senior Secured Term Loan	5.0% Cash, 10.0% PIK	11/20	10/26	6,724	6,669	6,944
		First Lien Senior Secured Term Loan	SOFR + 3.25%, 8.6% Cash, 0.3% PIK	11/20	3/25	10	8	10	(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash, 1.0% PIK	11/20	10/26	1	1	1	(8)(13)
						6,735	6,678	6,955
37

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Azalea Buyer, Inc. 801 Broad Street Augusta, GA 30901	Technology	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	11/21	11/27	4,808	4,742	4,808	(7)(8)(12)(31)
		Revolver	SOFR + 5.25%, 10.7% Cash	11/21	11/27	—	(6)	—	(7)(8)(12)(31)
		Subordinated Term Loan	12.0% PIK	11/21	5/28	1,708	1,691	1,693	(7)
		Common Stock (192,307.7 shares)	N/A	11/21	N/A		192	273	(7)(30)(32)
						6,516	6,619	6,774
Bariacum S.A 15 Rue Montmartre 75001 Paris France	Consumer Products	First Lien Senior Secured Term Loan	EURIBOR + 4.75%, 8.4% Cash	11/21	11/28	3,215	3,254	3,209	(3)(7)(8)(11)
						3,215	3,254	3,209
Benify (Bennevis AB) Banérgatan 16 Box 24101	High Tech Industries	First Lien Senior Secured Term Loan	STIBOR + 5.25%, 9.0% Cash	7/19	7/26	891	995	891	(3)(7)(8)(23)
						891	995	891
Beyond Risk Management, Inc. 252 Sandstone Place, N.W. Calgary, Alberta T3K 2X6 Canada	Other Financial	First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.9% Cash	10/21	10/27	5,349	5,241	5,150	(7)(8)(13)(31)
						5,349	5,241	5,150
Bidwax 16 rue Harald Stammbach 59290 Wasquehal France	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.2% Cash	2/21	2/28	7,502	8,132	7,397	(3)(7)(8)(11)
						7,502	8,132	7,397
Biolam Group 7 rue Lamarck 80000 Amiens France	Consumer Non-cyclical	First Lien Senior Secured Term Loan	EURIBOR + 4.25%, 5.5% Cash, 2.8% PIK	12/22	12/29	2,396	2,418	1,943	(3)(7)(8)(11)(31)
						2,396	2,418	1,943
BNI Global, LLC 3430 Toringdon Way Suite 300, Charlotte, NC 28277	Other Industrial	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.4% Cash	2/24	5/27	9,811	9,706	9,615	(7)(8)(9)
						9,811	9,706	9,615
Bounteous, Inc. 4115 N. Ravenswood Avenue Chicago, IL 60613	Technology	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	8/21	8/27	4,127	4,081	4,085	(7)(8)(13)
						4,127	4,081	4,085
BPG Holdings IV Corp 730 Plymouth Avenue North East Grand Rapids, MI 49505	Diversified Manufacturing	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	3/23	7/29	14,184	13,457	13,011	(7)(8)(13)
						14,184	13,457	13,011
Bridger Aerospace Group Holdings, LLC 90 Aviation Ln Belgrade, MT 59714	Environmental Industries	Municipal Revenue Bond	11.5% Cash	7/22	9/27	27,200	27,200	27,953
		Preferred Stock- Series C (14,618 shares)	7.0% PIK	7/22	N/A		16,125	14,706	(7)(32)
						27,200	43,325	42,659
Brightpay Limited 3 Shortlands, Hammersmith, London, W6 8DA	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.00%, 8.9% Cash	10/21	10/28	2,215	2,307	2,156	(3)(7)(8)(10)(31)
						2,215	2,307	2,156
BrightSign LLC 983 University Ave #A Los Gatos, CA 95032	Media & Entertainment	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	10/21	10/27	4,681	4,653	4,681	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.2% Cash	10/21	10/27	1,063	1,056	1,063	(7)(8)(13)(31)
		LLC units (1,107,492.71 units)	N/A	10/21	N/A		1,107	1,141	(7)(32)
						5,744	6,816	6,885
British Airways 2020-1 Class B Pass Through Trust British Airways Plc. Waterside PO Box 365 Harmondsworth, UB7 0GB United Kingdom	Structured Products	First Lien Senior Secured Bond	8.4% Cash	11/20	11/28	542	542	565
						542	542	565

38

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
British Engineering Services Holdco Limited Unit 718, Eddington Way, Birchwood Park, Warrington WA3 6BA, United Kingdom	Commercial Services & Supplies	First Lien Senior Secured Term Loan	SONIA + 7.00%, 12.2% Cash	12/20	12/27	14,494	15,218	14,494	(3)(7)(8)(17)
						14,494	15,218	14,494
Brook & Whittle Holding Corp. 260 Branford Rd North Branford, CT 06471	Containers, Packaging & Glass	First Lien Senior Secured Term Loan	SOFR + 4.00%, 9.5% Cash	2/22	12/28	2,784	2,765	2,544	(8)(13)(29)
						2,784	2,765	2,544
Brown Machine Group Holdings, LLC 330 North Ross Street Beaverton, MI 48612	Industrial Equipment	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.5% Cash	10/18	10/25	6,088	6,083	5,929	(7)(8)(12)
						6,088	6,083	5,929
Burgess Point Purchaser Corporation 330 North Ross Street Beaverton, MI 48612	Auto Parts & Equipment	Second Lien Senior Secured Term Loan	SOFR + 9.00%, 14.4% Cash	7/22	7/30	4,545	4,396	4,545	(7)(8)(12)
		LP Units (455 units)	N/A	7/22	N/A		455	433	(7)(30)(32)
						4,545	4,851	4,978
BVI Medical, Inc. 10 CityPoint, 500 Totten Pond Rd Waltham, MA 02451	Healthcare	Second Lien Senior Secured Term Loan	EURIBOR + 9.50%, 13.2% Cash	6/22	6/26	9,943	9,542	9,734	(7)(8)(10)
						9,943	9,542	9,734
CAi Software, LLC 36 Thurber Blvd Smithfield, RI 02917	Technology	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.6% Cash	12/21	12/28	$11,253	$11,066	$11,056	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.6% Cash	7/22	12/28	1,356	1,339	1,333	(7)(8)(13)
		Revolver	SOFR + 5.00%, 10.6% Cash	12/21	12/28	—	(41)	(44)	(7)(8)(13)(31)
						12,609	12,364	12,345
Canadian Orthodontic Partners Corp. 401 The West Mall Suite 301, Etobicoke, ON M9C 5J5, Canada	Healthcare	First Lien Senior Secured Term Loan	3.5% Cash, CORRA + 3.5% PIK, 9.0% PIK	6/21	3/26	1,666	1,860	451	(3)(7)(8)(22)(27)
		Super Senior Secured Term Loan	15.0% PIK	4/24	3/26	20	14	28	(3)(7)(31)
		Class A Equity (500,000 units)	N/A	5/22	N/A		389	—	(3)(7)(30)(32)
		Class C - Warrants (74,712.64 units)	N/A	5/22	N/A		—	—	(3)(7)(30)(32)
		Class X Equity (45,604 units)	N/A	5/22	N/A		35	—	(3)(7)(30)(32)
						1,686	2,298	479
Caribou Holding Company, LLC 2255 Carling Ave., Suite 500 Ottawa, Ontario K2B 7Z5	Technology	First Lien Senior Secured Term Loan	SOFR + 7.64%, 13.0% Cash	4/22	4/27	4,318	4,279	4,271	(3)(7)(8)(13)
		LLC Units (681,818 units)	N/A	4/22	N/A		682	948	(3)(7)(30)(32)
						4,318	4,961	5,219
Cascade Residential Services LLC 400 N Ashley Dr, Suite 900 Tampa, FL 33602	Electric	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	10/23	10/29	3,266	3,162	3,187	(7)(8)(13)(31)
		Revolver	SOFR + 5.50%, 10.8% Cash	10/23	10/29	66	59	61	(7)(8)(13)(31)
						3,332	3,221	3,248
Catawba River Limited 55 Old Broad Street London EC2M 1RX England, United Kingdom	Finance Companies	Structured - Junior Note	N/A	10/22	10/28	4,930	4,442	3,353	(3)(7)
						4,930	4,442	3,353
CCFF Buyer, LLC 15800 Tapia Street Irwindale, CA 91706	Food & Beverage	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.0% Cash	2/24	2/30	3,840	3,700	3,710	(7)(8)(14)(31)
		Revolver	SOFR + 5.75%, 11.0% Cash	2/24	2/30	—	(20)	(19)	(7)(8)(14)(31)
		LLC Units (233 units)	N/A	2/24	N/A		233	233	(7)(30)(32)
						3,840	3,913	3,924
39

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Centralis Finco S.a.r.l. 8-10 Avenue de la Gare, 1610 Luxembourg	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.1% Cash	5/20	4/27	760	757	751	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.2% Cash	5/20	4/27	2,340	2,175	2,312	(3)(7)(8)(10)
						3,100	2,932	3,063
Ceres Pharma NV Kortrijksesteenweg 1091 PB B 9051, Gent Belgium	Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.8% Cash	10/21	10/28	3,318	3,285	3,236	(3)(7)(8)(11)
						3,318	3,285	3,236
CGI Parent, LLC 122 E. 42nd Street, 18th Fl. New York, NY 10168	Business Equipment & Services	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	2/22	2/28	12,993	12,756	12,993	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	12/22	2/28	1,364	1,334	1,364	(7)(8)(13)
		Revolver	SOFR + 5.25%, 10.7% Cash	2/22	2/28	—	(21)	—	(7)(8)(13)(31)
		Preferred Stock (657 shares)	N/A	2/22	N/A		722	1,378	(7)(30)(32)
						14,357	14,791	15,735
CM Acquisitions Holdings Inc. 9 Lea Ave Nashville, TN 37210	Internet & Direct Marketing	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	5/19	5/25	13,693	13,651	13,131	(7)(8)(13)
						13,693	13,651	13,131
CMT Opco Holding, LLC (Concept Machine) 15625 Medina Rd Minneapolis, MN 55447	Distributors	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.0% Cash, 0.3% PIK	1/20	1/25	$4,096	$4,085	$3,551	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.0% Cash, 0.3% PIK	1/20	1/27	667	656	578	(7)(8)(13)
		Incremental Equity (3,853 units)	N/A	9/23	N/A		154	—	(7)(30)(32)
		LLC Units (8,782 units)	N/A	1/20	N/A		352	—	(7)(30)(32)
						4,763	5,247	4,129
Cobham Slip Rings SAS 3030 Horseshoe Dr S #300, Naples, FL 34104	Diversified Manufacturing	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	11/21	11/28	1,303	1,284	1,303	(3)(7)(8)(13)
						1,303	1,284	1,303
Coherus Biosciences, Inc. 333 Twin Dolphin Drive Suite 600 Redwood City, CA 94065	Biotechnology	First Lien Senior Secured Term Loan	SOFR + 8.00%, 13.3% Cash	5/24	5/29	3,991	3,874	3,871	(7)(8)(13)
		Royalty Rights	N/A	5/24	N/A		3,871	3,871	(7)
						3,991	7,745	7,742
Command Alkon (Project Potter Buyer, LLC) 1800 International Park Drive Suite 400 Birmingham, AL 35243	Software	Class B Partnership Units (33,324.69 units)	N/A	4/20	N/A		—	178	(7)(30)(32)
							—	178
Compass Precision, LLC 4600 Westinghouse Blvd Charlotte, NC 28273	Aerospace & Defense	Senior Subordinated Term Loan	11.0% Cash, 1.0% PIK	4/22	4/28	645	636	623	(7)
		LLC Units (46,085.6 units)	N/A	4/22	N/A		125	148	(7)(30)(32)
						645	761	771
Comply365, LLC 655 3rd St Ste 365 Beloit, WI, 53511-6272	Technology	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	4/22	12/29	5,595	5,491	5,562	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	4/22	4/28	13,163	12,983	13,084	(7)(8)(13)
		Revolver	SOFR + 5.00%, 10.4% Cash	4/22	12/29	—	(14)	(7)	(7)(8)(13)(31)
						18,758	18,460	18,639
Contabo Finco S.À.R.L. Straße 32a 81549 Munich Germany	Internet Software & Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.1% Cash	10/22	10/29	4,990	4,547	4,990	(3)(7)(8)(10)
						4,990	4,547	4,990
40

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Coyo Uprising GmbH Gasstr 6a 22761 Hamburg, Germany	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.7% Cash, 3.5% PIK	9/21	9/28	4,794	5,070	4,615	(3)(7)(8)(10)(31)
		Class A Units (440 units)	N/A	9/21	N/A		205	209	(3)(7)(30)(32)
		Class B Units (191 units)	N/A	9/21	N/A		446	382	(3)(7)(30)(32)
						4,794	5,721	5,206
CSL DualCom Salamander Quay West Park Lane Harefield, UB9 6NZ United Kingdom	Tele- communications	First Lien Senior Secured Term Loan	SONIA + 5.25%, 10.2% Cash	9/20	9/27	2,034	1,918	2,034	(3)(7)(8)(15)(31)
						2,034	1,918	2,034
CTI Foods Holdings Co., LLC 2106 E. State Hwy 114, Suite 400 Southlake, TX 76092	Food & Beverage	2024 First Out Term Loan	SOFR + 10.00%, 15.3% PIK	2/24	5/26	$1,920	$1,837	$1,920	(7)(8)(13)
		First Out Term Loan	SOFR + 10.00%, 15.3% PIK	2/24	5/26	737	737	737	(7)(8)(13)
		2024 LIFO Term Loan	SOFR + 10.00%, 15.3% PIK	2/24	5/26	3,896	3,726	3,896	(7)(8)(13)
		Second Out Term Loan	SOFR + 12.00%, 17.3% PIK	2/24	5/26	555	555	555	(7)(8)(13)
		Common Stock (19,376 shares)	N/A	2/24	N/A		—	579	(7)(30)(32)
						7,108	6,855	7,687
CW Group Holdings, LLC 888 Boylston Street Boston, MA 02199	High Tech Industries	First Lien Senior Secured Term Loan	SOFR + 5.50%, 11.0% Cash	1/21	1/27	2,746	2,717	2,746	(7)(8)(13)
		LLC Units (161,290.32 units)	N/A	1/21	N/A		161	300	(7)(32)
						2,746	2,878	3,046
DataServ Integrations, LLC 31280 Viking Parkway Westlake, OH 44145	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 11.0% Cash	11/22	11/28	1,876	1,843	1,876	(7)(8)(13)
		Revolver	SOFR + 5.50%, 11.0% Cash	11/22	11/28	—	(7)	—	(7)(8)(13)(31)
		Partnership Units (96,153.85 units)	N/A	11/22	N/A		96	103	(7)(30)(32)
						1,876	1,932	1,979
David Wood Baking UK Ltd 1 Calverley Road Oulton, Leeds, West Yorkshire, LS26 8JD	Food Products	Second Lien Senior Secured Term Loan	SONIA + 4.00%, 9.1% Cash, 7.0% PIK	4/24	4/29	1,331	1,251	1,264	(3)(7)(8)(16)
						1,331	1,251	1,264
DecksDirect, LLC 5400 Nathan Ln N Plymouth, MN 55442	Building Materials	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	12/21	12/26	1,617	1,591	1,587	(7)(8)(12)
		Revolver	SOFR + 6.25%, 11.7% Cash	12/21	12/26	347	342	340	(7)(8)(12)(31)
		Class A Units (1,016.1 units)	N/A	4/24	N/A	—	47	29	(7)(30)(32)
		Common Stock (1,280.8 shares)	N/A	12/21	N/A		55	37	(7)(30)(32)
						1,964	2,035	1,993
DISA Holdings Corp. 10900 Corporate Centre Drive Suite 250 Houston, TX 77041	Other Industrial	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.3% Cash	11/22	9/28	6,986	6,826	6,888	(7)(8)(12)
		Revolver	SOFR + 5.00%, 10.3% Cash	11/22	9/28	—	(10)	(6)	(7)(8)(12)(31)
						6,986	6,816	6,882
Distinct Holdings, Inc. 37 Market St Kenilworth, NJ 07033	Systems Software	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	4/19	3/26	6,540	6,540	6,540	(7)(8)(13)
						6,540	6,540	6,540
Diversified Packaging Holdings LLC 2101 Innerbelt Business Center Drive St. Louis, MO 63114-4765	Containers, Packaging & Glass	Second Lien Senior Secured Term Loan	11.00% Cash, 1.5% PIK	6/24	6/29	723	709	709	(7)
		LLC Units (2,769.00 units)	N/A	6/24	N/A		277	277	(7)(30)(32)
						723	986	986
41

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Dragon Bidco Spaces Le Belvedere, 1-7 Cours Valmy 92800 Puteaux France	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.4% Cash	4/21	4/28	2,679	2,833	2,679	(3)(7)(8)(11)
						2,679	2,833	2,679
DreamStart Bidco SAS (d/b/a SmartTrade) Immeuble Apogée, 13530, 500 Avenue Galilée 13290 Aix-en-Provence France	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.0% Cash	3/20	3/27	2,279	2,328	2,279	(3)(7)(8)(10)
						2,279	2,328	2,279
Dryden 43 Senior Loan Fund, Series 2016-43A PO Box 1093, Queensgate House George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 5.18%	2/22	4/34	3,620	1,880	1,451	(3)(29)
						3,620	1,880	1,451
Dryden 49 Senior Loan Fund, Series 2017-49A PO Box 1093, Queensgate House George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 0.00%	2/22	7/30	17,233	3,557	1,149	(3)(29)(30)
						17,233	3,557	1,149
Dune Group 158 Rue de l'Église - BP 15F-62180 Rang-du-Fliers, France	Health Care Equipment	First Lien Senior Secured Term Loan	EURIBOR + 4.00%, 7.7% Cash	9/21	9/28	$124	$116	$103	(3)(7)(8)(10)(31)
		First Lien Senior Secured Term Loan	SOFR + 4.00%, 9.3% Cash	9/21	9/28	1,434	1,420	1,380	(3)(7)(8)(13)
						1,558	1,536	1,483
Dunlipharder B.V. Herikerbergweg 88 Amsterdam, 1101CM, NL	Technology	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.3% Cash	6/22	6/28	1,000	989	995	(3)(7)(8)(12)
						1,000	989	995
Dwyer Instruments, Inc. 102 Indiana Hwy. 212 Michigan City, IN 46360	Electric	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	7/21	7/27	14,702	14,522	14,702	(7)(8)(13)
						14,702	14,522	14,702
Echo Global Logistics, Inc. 600 W Chicago Ave #725, Chicago, IL 60654	Air Transportation	Second Lien Senior Secured Term Loan	SOFR + 7.25%, 12.4% Cash	11/21	11/29	9,469	9,345	9,308	(7)(8)(13)
		Partnership Equity (530.92 units)	N/A	11/21	N/A		531	379	(7)(30)(32)
						9,469	9,876	9,687
EFC International 1940 Craigshire Saint Louis, MO 63146-4008	Automotive	Senior Unsecured Term Loan	11.0% Cash, 2.5% PIK	3/24	5/28	791	770	778	(7)
		Common Stock (163.83 shares)	N/A	3/24	N/A		231	373	(7)(30)(32)
						791	1,001	1,151
Electrical Components International, Inc. 1 City Place Drive, Suite 450 St. Louis, MO 63141	Electrical Equipment	First Lien Senior Secured Term Loan	SOFR + 6.50%, 11.8% Cash	5/24	5/29	10,665	10,445	10,440	(7)(8)(12)(31)
						10,665	10,445	10,440
Ellkay, LLC 200 Riverfront Blvd Elmwood Park, NJ 07407	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SOFR + 5.50%, 11.0% Cash, 2.0% PIK	9/21	9/27	4,886	4,829	4,246	(7)(8)(13)
						4,886	4,829	4,246
EMI Porta Holdco LLC 250 Hamilton Rd, Arlington Heights, IL 60005	Diversified Manufacturing	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	12/21	12/27	12,449	12,292	11,789	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.2% Cash	12/21	12/27	237	203	80	(7)(8)(13)(31)
						12,686	12,495	11,869
Entact Environmental Services, Inc. 1 E. Oak Hill Drive, Suite 102, Westmont, IL 60559	Environmental Industries	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	2/21	1/27	6,799	6,759	6,750	(7)(8)(13)
						6,799	6,759	6,750
eShipping, LLC 10812 NW Highway 45 Parkville, MO 64152	Transportation Services	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	11/21	11/27	3,469	3,427	3,469	(7)(8)(12)
		Revolver	SOFR + 5.00%, 10.4% Cash	11/21	11/27	—	(17)	—	(7)(8)(12)(31)
						3,469	3,410	3,469
42

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Eurofins Digital Testing International LUX Holding SARL Corda Campus Kempische Steenweg 303 3500 Hasselt Belgium	Technology	First Lien Senior Secured Term Loan	EURIBOR + 4.50%, 8.4% Cash, 2.8% PIK	12/22	12/29	1,554	1,497	953	(3)(7)(8)(10)(27)
		First Lien Senior Secured Term Loan	EURIBOR + 7.00%, 10.9% Cash	12/22	12/29	—	(56)	(1,025)	(3)(7)(8)(10)(27) (31)
		First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.8% Cash, 2.8% PIK	12/22	12/29	799	781	490	(3)(7)(8)(13)(27)
		First Lien Senior Secured Term Loan	SONIA + 4.50%, 9.7% Cash, 2.8% PIK	12/22	12/29	2,373	2,258	1,454	(3)(7)(8)(16)(27)
		Senior Subordinated Term Loan	11.5% PIK	12/22	12/30	662	642	—	(3)(7)(27)
						5,388	5,122	1,872
Events Software BidCo Pty Ltd Melbourne, VIC 3000, Australia	Technology	First Lien Senior Secured Term Loan	BBSY + 6.50%, 10.9% Cash	3/22	3/28	1,665	1,818	1,537	(3)(7)(8)(20)(31)
						1,665	1,818	1,537
Express Wash Acquisition Company, LLC 5821 Fairview Road Charlotte, North Carolina 28209	Consumer Cyclical	First Lien Senior Secured Term Loan	SOFR + 6.50%, 12.1% Cash	7/22	7/28	6,396	6,303	6,306	(7)(8)(13)
		Revolver	SOFR + 6.50%, 12.1% Cash	7/22	7/28	141	138	137	(7)(8)(13)(31)
						6,537	6,441	6,443
F24 (Stairway BidCo Gmbh) Hackenstrasse 7b 80331 Munich Germany	Software Services	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.6% Cash	8/20	8/27	$1,909	$2,075	$1,909	(3)(7)(8)(10)
						1,909	2,075	1,909
Faraday 19 avenue de l'Opéra 75001 Paris France	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.7% Cash	1/23	1/30	1,632	1,596	1,595	(3)(7)(8)(10)(31)
						1,632	1,596	1,595
Ferrellgas L.P. One Liberty Plaza Liberty, MO 64068	Oil & Gas Equipment & Services	Opco Preferred Units (2,886 units)	N/A	3/21	N/A		2,799	2,742	(7)(32)
							2,799	2,742
Finaxy Holding 74-78, rue Anatole-France 92300 Levallois-Perret France	Banking	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.2% Cash	11/23	11/30	4,409	4,293	4,327	(3)(7)(8)(10)
		Subordinated Term Loan	10.3% PIK	11/23	5/31	1,989	1,945	1,959	(3)(7)
						6,398	6,238	6,286
Fineline Technologies, Inc. 3145 Medlock Bridge Road, Norcross, GA 30071	Consumer Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	2/21	2/28	1,263	1,252	1,263	(7)(8)(13)
						1,263	1,252	1,263
Finexvet 5 rue parc en seine 76410 Tourville-la-Rivière France	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.2% Cash	3/22	3/29	4,849	4,862	4,733	(3)(7)(8)(11)
						4,849	4,862	4,733
FinThrive Software Intermediate Holdings Inc. 200 North Point Center East Suite 400, Alpharetta, GA 30022	Business Equipment & Services	Preferred Stock (6,582.7 shares)	11.0% PIK	3/22	N/A		9,306	5,705	(7)(32)
							9,306	5,705
FitzMark Buyer, LLC 950 Dorman St Indianapolis, IN 46202	Cargo & Transportation	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	12/20	12/26	4,151	4,114	4,085	(7)(8)(12)
						4,151	4,114	4,085
Five Star Holding LLC 9690 W Wingfoot Rd Houston, TX 77041	Packaging	Second Lien Senior Secured Term Loan	SOFR + 7.25%, 12.6% Cash	5/22	5/30	13,692	13,475	12,364	(7)(8)(13)
		LLC Units (966.99 units)	N/A	5/22	N/A		967	502	(7)(30)(32)
						13,692	14,442	12,866
Flexential Issuer, LLC 600 Forest Point Circle, Suite 100 Charlotte, NC 28273	Information Technology	Structured Secured Note - Class C	6.9% Cash	11/21	11/51	16,000	14,873	14,661
						16,000	14,873	14,661
43

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Flywheel Re Segregated Portfolio 2022-4 123 West Nye Lane Suite 455 Carson City, NV 89706	Investment Funds	Preferred Stock (2,828,286 shares)	N/A	8/22	N/A		2,828	3,535	(3)(7)(30)(32)
							2,828	3,535
Footco 40 Limited 100 Wood Street, London EC2V 7AN	Media & Entertainment	First Lien Senior Secured Term Loan	SONIA + 6.50%, 10.2% Cash	4/22	4/29	226	223	221	(3)(7)(8)(16)(31)
		First Lien Senior Secured Term Loan	SONIA + 6.50%, 11.7% Cash	4/22	4/29	1,614	1,632	1,572	(3)(7)(8)(16)(31)
						1,840	1,855	1,793
Forest Buyer, LLC 300 North LaSalle St, Suite 5600 Chicago, IL 60654	Healthcare	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	3/24	3/26	—	(12)	(11)	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	3/24	3/30	1,587	1,549	1,551	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.1% Cash	3/24	3/30	—	(7)	(7)	(7)(8)(13)(31)
		Class A LLC Units (146 units)	N/A	3/24	N/A		146	149	(7)(30)(32)
		Class B LLC Units (146 units)	N/A	3/24	N/A		—	33	(7)(30)(32)
						1,587	1,676	1,715
Fortis Payment Systems, LLC 43155 Main Street Suite 2310-C Novi, MI 48375	Other Financial	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	10/22	2/26	8,686	8,550	8,525	(7)(8)(13)(31)
		Revolver	SOFR + 5.75%, 11.2% Cash	10/22	2/26	—	(10)	(11)	(7)(8)(13)(31)
						8,686	8,540	8,514
FragilePak LLC 2270 Corporate Circle, Ste. 220 Henderson, NV 89074	Transportation Services	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	5/21	5/27	$4,567	$4,500	$4,416	(7)(8)(13)
		Partnership Units (937.5 units)	N/A	5/21	N/A		938	575	(7)(30)(32)
						4,567	5,438	4,991
FSS Buyer LLC 1340 Ridgeview Drive McHenry, IL 60050	Technology	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.3% Cash	8/21	8/28	4,765	4,703	4,765	(7)(8)(13)
		LP Interest (1,160.9 units)	N/A	8/21	N/A		12	15	(7)(30)(32)
		LP Units (5,104.3 units)	N/A	8/21	N/A		51	68	(7)(30)(32)
						4,765	4,766	4,848
GB Eagle Buyer, Inc. PO Box 6189 Stockton, CA 95206	Capital Goods	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	12/22	12/28	10,610	10,355	10,610	(7)(8)(13)
		Revolver	SOFR + 6.25%, 11.6% Cash	12/22	12/28	—	(57)	—	(7)(8)(13)(31)
		Partnership Units (687 units)	N/A	12/22	N/A		687	1,338	(7)(30)(32)
						10,610	10,985	11,948
Global Academic Group Limited 100 Symonds St Grafton, Auckland 1010 New Zealand	Industrial Other	First Lien Senior Secured Term Loan	BBSY + 6.00%, 10.4% Cash	7/22	7/27	2,464	2,522	2,437	(3)(7)(8)(19)
		First Lien Senior Secured Term Loan	BKBM + 5.50%, 11.1% Cash	7/22	7/27	4,206	4,242	4,157	(3)(7)(8)(24)(31)
						6,670	6,764	6,594
Gojo Industries, Inc. 1 Gojo Plz Suite 500 Akron, OH 44311	Industrial Other	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash, 4.5% PIK	10/23	10/28	13,075	12,735	12,737	(7)(8)(13)
						13,075	12,735	12,737
GPNZ II GmbH Leopoldstraße 62 80802 München Germany	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.9% Cash	6/22	6/29	461	447	132	(3)(7)(8)(9)(27)(31)
		First Lien Senior Secured Term Loan	10.0% PIK	6/22	6/29	212	215	212	(3)(7)(8)(9)(31)
		Common Stock (5,785 shares)	N/A	10/23	N/A		—	—	(3)(7)(30)(32)
						673	662	344
44

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Graphpad Software, LLC 225 Franklin Street. Fl. 26 Boston, MA 02110	Internet Software & Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	6/24	6/31	9,302	9,244	9,244	(7)(8)(13)(31)
		Revolver	SOFR + 4.75% 10.1% Cash	6/24	6/31	—	(4)	(4)	(7)(8)(13)(31)
						9,302	9,240	9,240
Greenhill II BV 78 Evolis Kortrijk, Flanders, 8500 Belgium	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.10%, 9.0% Cash	7/22	7/29	945	880	936	(3)(7)(8)(10)(31)
						945	880	936
Groupe Guemas 60, rue de Londres 75008 Paris France	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 9.9% Cash	10/23	9/30	4,995	4,813	4,895	(3)(7)(8)(11)
						4,995	4,813	4,895
Groupe Product Life 40 Boulevard Henri Sellier 92150 Suresnes France	Consumer Non-cyclical	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	10/22	10/29	807	755	782	(3)(7)(8)(10)(31)
						807	755	782
Gulf Finance, LLC 200 Clarendon Street, 55th floor Boston, MA 02117	Oil & Gas Exploration & Production	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	11/21	8/26	370	360	372	(8)(13)
						370	360	372
Gusto Aus BidCo Pty Ltd. Level 10 12 Help Street Chatswood, NSW 2067 Australia	Consumer Non-Cyclical	First Lien Senior Secured Term Loan	BBSY + 6.50%, 10.9% Cash	10/22	10/28	2,231	2,088	2,169	(3)(7)(8)(19)(31)
						2,231	2,088	2,169
HeartHealth Bidco Pty Ltd OptiHeart, Level 2, 50 New Street Ringwood, VIC 3134 Australia	Healthcare	First Lien Senior Secured Term Loan	BBSY + 5.25%, 9.7% Cash	9/22	9/28	695	651	647	(3)(7)(8)(19)(31)
						695	651	647
Heartland Veterinary Partners, LLC 10 South LaSalle, Suite 2120, Chicago, IL 60603	Healthcare	Subordinated Term Loan	11.0% PIK	11/21	12/28	12,891	12,724	11,667	(7)
						12,891	12,724	11,667
Heavy Construction Systems Specialists, LLC 13151 W Airport Blvd, Sugar Land, TX 77478	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	11/21	11/27	$7,258	$7,169	$7,243	(7)(8)(12)
		Revolver	SOFR + 5.50%, 10.8% Cash	11/21	11/27	—	(30)	(5)	(7)(8)(12)(31)
						7,258	7,139	7,238
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.)) PO Box 99 7000 AB Doetinchem Netherlands	Insurance	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 9.1% Cash	9/19	9/26	3,246	3,676	3,139	(3)(7)(8)(9)
						3,246	3,676	3,139

HEKA Invest 46 rue du Ressort Cedex 9 63967 Clermont Ferrand France	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.2% Cash	10/22	10/29	5,020	4,487	5,020	(3)(7)(8)(10)(31)
						5,020	4,487	5,020
HemaSource, Inc. 485 5700 W Salt Lake City, UT 84104	Healthcare	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	8/23	8/29	7,267	7,104	7,238	(7)(8)(13)
		Revolver	SOFR + 6.00%, 11.3% Cash	8/23	8/29	—	(39)	(7)	(7)(8)(13)(31)
		Common Stock (101,080 shares)	N/A	8/23	N/A		101	110	(7)(30)(32)
						7,267	7,166	7,341
Herbalife Ltd. P.O. Box 80210 Los Angeles, CA 90080-0210	Food Products	First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.1% Cash	4/24	4/29	3,419	3,185	3,270	(3)(8)(12)
						3,419	3,185	3,270
Home Care Assistance, LLC 2001 Van Ness Ave San Francisco, CA 94109	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	3/21	3/27	3,734	3,697	3,507	(7)(8)(13)
						3,734	3,697	3,507

HomeX Services Group LLC 1 Wellington Road Lincoln, Rhode Island 02865	Home Construction	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	11/23	11/29	1,370	1,330	1,370	(7)(8)(12)(31)
		Revolver	SOFR + 5.50%, 10.8% Cash	11/23	11/29	—	(6)	—	(7)(8)(12)(31)
						1,370	1,324	1,370
45

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Honour Lane Logistics Holdings Limited 8 Yeung Uk Rd, Tsuen Wan, Tsuen Wan, China	Transportation Services	First Lien Senior Secured Term Loan	SOFR + 5.10%, 10.3% Cash	4/22	11/28	6,667	6,527	6,500	(3)(7)(8)(12)
						6,667	6,527	6,500
HTI Technology & Industries 315 Tech Park Drive, Suite 100 LaVergne, TN 37086	Electronic Component Manufacturing	First Lien Senior Secured Term Loan	SOFR + 8.50%, 13.9% Cash	7/22	7/25	11,091	11,016	10,526	(7)(8)(13)(31)
		Revolver	SOFR + 8.50%, 13.9% Cash	7/22	7/25	—	(7)	(59)	(7)(8)(13)(31)
						11,091	11,009	10,467
HW Holdco, LLC (Hanley Wood LLC) 1152 15th St. NW, Suite 750 Washington, DC 20005	Advertising	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	12/18	5/26	11,139	11,110	11,072	(7)(8)(13)
						11,139	11,110	11,072
Hygie 31 Holding 8 rue Saint Augustin 75002 Paris France	Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.7% Cash	9/22	9/29	1,565	1,375	1,558	(3)(7)(8)(11)
						1,565	1,375	1,558
Ice House America, L.L.C. 278 US Highway 319 South, Moultrie, GA 31768	Consumer Products	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	1/24	1/30	4,114	4,034	4,055	(7)(8)(13)(31)
		Revolver	SOFR + 5.50%, 10.8% Cash	1/24	1/30	239	230	232	(7)(8)(13)(31)
		LLC Units (2,703 units)	N/A	1/24	N/A		270	305	(7)(30)(32)
						4,353	4,534	4,592
IM Square 5 rue Royale 75008 Paris France	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	EURIBOR + 5.55%, 9.2% Cash	5/21	4/28	2,679	2,953	2,606	(3)(7)(8)(10)
						2,679	2,953	2,606
Infoniqa Holdings GmbH Dragonerstraße 67 4600 Wels, Oberösterreich Austria	Technology	First Lien Senior Secured Term Loan	EURIBOR + 4.75%, 8.5% Cash	11/21	11/28	2,817	2,917	2,817	(3)(7)(8)(11)
						2,817	2,917	2,817
Innovad Group II BV Postbaan 69 2910 Essen Belgium	Beverage, Food & Tobacco	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 8.9% Cash	4/21	4/28	$6,606	$7,104	$6,441	(3)(7)(8)(11)(31)
		First Lien Senior Secured Term Loan	SARON + 5.25%, 6.7% Cash	5/23	4/28	1,020	1,019	995	(3)(7)(8)(25)
						7,626	8,123	7,436
Innovative XCessories & Services, LLC 1862 Sparkman Drive Northwest Huntsville, AL 35816	Automotive	First Lien Senior Secured Term Loan	SOFR + 4.25%, 9.7% Cash	2/22	3/27	2,877	2,824	2,790	(8)(14)(29)
						2,877	2,824	2,790
INOS 19-090 GmbH Edelzeller Strasse 51 36043 Fulda Germany	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 5.37%, 9.1% Cash	12/20	12/27	4,968	5,566	4,968	(3)(7)(8)(10)
						4,968	5,566	4,968
Interstellar Group B.V. Hullenbergweg 250 1101 BV Amsterdam, Netherlands	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	8/22	2/29	64	62	63	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	8/22	8/29	1,581	1,529	1,537	(3)(7)(8)(10)(31)
						1,645	1,591	1,600
InvoCare Limited Level 5, 40 Mount Street North Sydney NSW 2060 Australia	Consumer Cyclical Services	First Lien Senior Secured Term Loan	BBSY + 6.25%, 10.6% Cash	11/23	11/29	2,081	1,978	2,022	(3)(7)(8)(19)(31)
						2,081	1,978	2,022
Isagenix International, LLC 155 E. Rivulon Blvd., Suite 104, Gilbert, AZ 85297	Wholesale	First Lien Senior Secured Term Loan	SOFR + 6.50%, 8.9% Cash, 3.0% PIK	4/23	4/28	871	601	749	(7)(8)(13)(29)
		Common Stock (58,538 shares)	N/A	4/23	N/A		—	—	(7)(30)(32)
						871	601	749
Isolstar Holding NV (IPCOM) Brusselsesteenweg 94 - bus 201 B-9090 Melle Belgium	Trading Companies & Distributors	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.4% Cash	10/22	10/29	5,179	4,654	5,116	(3)(7)(8)(10)(31)
						5,179	4,654	5,116
46

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
ISTO Technologies II, LLC 45 South Street Hopkinton, MA 01748	Healthcare	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	10/23	10/28	6,769	6,618	6,769	(7)(8)(13)
		Revolver	SOFR + 6.25%, 11.6% Cash	10/23	10/28	—	(15)	—	(7)(8)(13)(31)
						6,769	6,603	6,769
ITI Intermodal, Inc. 20012 W. South Arsenal Road, Wilmington, IL, 60481	Transportation Services	First Lien Senior Secured Term Loan	SOFR + 7.00%, 12.4% Cash	12/21	12/27	805	795	783	(7)(8)(12)
		First Lien Senior Secured Term Loan	SOFR + 7.25%, 12.7% Cash	12/21	12/27	12,140	11,859	11,885	(7)(8)(12)
		Revolver	SOFR + 7.25%, 12.7% Cash	12/21	12/27	226	200	191	(7)(8)(12)(31)
		Common Stock (7,500.4 shares)	N/A	1/22	N/A		750	583	(7)(30)(32)
						13,171	13,604	13,442
Ivanti Software, Inc. 10377 S Jordan Gateway #110 South Jordan, UT 84095	High Tech Industries	Second Lien Senior Secured Term Loan	SOFR + 7.25%, 12.8% Cash	2/22	12/28	6,000	5,989	3,818	(8)(13)(29)
						6,000	5,989	3,818
Jade Bidco Limited (Jane's) Sentinel House, 163 Brighton Road Coulsdon, Surrey, CR5 2YH, United Kingdom	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.0% Cash	11/19	2/29	1,152	1,153	1,152	(3)(7)(8)(11)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	11/19	2/29	6,714	6,610	6,714	(3)(7)(8)(14)
						7,866	7,763	7,866
JetBlue 2019-1 Class B Pass Through Trust 27-01 Queens Plaza North Long Island City, NY 11101	Structured Products	Structured Secured Note - Class B	8.0% Cash	8/20	11/27	2,774	2,774	2,808
						2,774	2,774	2,808
JF Acquisition, LLC 100 Perimeter Park Drive Suite H Morrisville, NC 27560	Automotive	First Lien Senior Secured Term Loan	SOFR + 5.95%, 10.9% Cash	5/21	7/26	3,769	3,723	3,633	(7)(8)(13)
						3,769	3,723	3,633
Jon Bidco Limited Level 34, 48 Shortland Street, 1010 Auckland NZ	Healthcare	First Lien Senior Secured Term Loan	BKBM + 4.50%, 10.2% Cash	3/22	3/27	3,754	4,146	3,754	(3)(7)(8)(24)(31)
						3,754	4,146	3,754
Jones Fish Hatcheries & Distributors LLC 3433 Church St. Cincinnati, OH 45244	Consumer Products	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	2/22	2/28	$2,785	$2,749	$2,733	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	3/23	2/28	696	679	683	(7)(8)(13)
		Revolver	SOFR + 5.50%, 10.8% Cash	2/22	2/28	—	(5)	(8)	(7)(8)(13)(31)
		LLC Units (1,018 units)	N/A	2/22	N/A		107	234	(7)(32)
						3,481	3,530	3,642
Kano Laboratories LLC 1000 E Thompson Ln Nashville, TN 37211	Chemicals, Plastics & Rubber	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	11/20	11/26	8,540	8,468	8,520	(7)(8)(13)
		Partnership Equity (203.2 units)	N/A	11/20	N/A		203	207	(7)(30)(32)
						8,540	8,671	8,727
Kid Distro Holdings, LLC 34 3rd Ave Ste 183 New York, NY 10003	Media & Entertainment	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	10/21	10/27	9,092	8,984	9,074	(7)(8)(13)
		LLC Units (637,677.11 units)	N/A	10/21	N/A		638	644	(7)(30)(32)
						9,092	9,622	9,718
Kona Buyer, LLC 201 W. Saint John St. Spartanburg, SC 29306	High Tech Industries	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	12/20	12/27	8,367	8,275	8,300	(7)(8)(13)
						8,367	8,275	8,300
Lambir Bidco Limited Unit 4 EXT Second Avenue, Cookstown Industrial Estate 24 Tallaght, Dublin Ireland	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 9.9% Cash	12/21	12/28	1,928	1,966	1,837	(3)(7)(8)(11)(31)
		Second Lien Senior Secured Term Loan	12.0% PIK	12/21	6/29	1,795	1,836	1,666	(3)(7)
						3,723	3,802	3,503
47

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Lattice Group Holdings Bidco Limited 76 Watling Street London, EC4M 9BJ United Kingdom	Technology	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	5/22	5/29	727	710	699	(3)(7)(8)(14)(31)
		Revolver	SOFR + 5.75%, 11.1% Cash	5/22	11/28	35	35	34	(3)(7)(8)(14)(31)
						762	745	733
LeadsOnline, LLC 15660 Dallas Pkwy # 800 Dallas, TX 75248	Business Equipment & Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	2/22	2/28	10,121	10,006	10,070	(7)(8)(13)
		Revolver	SOFR + 6.00%, 11.3% Cash	2/22	2/28	—	(27)	(17)	(7)(8)(13)(31)
		LLC Units (81,664 units)	N/A	2/22	N/A		85	189	(7)(32)
						10,121	10,064	10,242
Learfield Communications, LLC 2400 Dallas Parkway, Suite 500 Plano, TX 75093	Broadcasting	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	8/20	6/28	5,490	5,490	5,505	(8)(12)
		Common Stock (94,441 shares)	N/A	8/20	N/A		3,105	6,139	(7)(30)(32)
						5,490	8,595	11,644
Legal Solutions Holdings 955 Overland Ct Ste 200 San Dimas, CA, 91773-1747	Business Services	Senior Subordinated Loan	16.0% PIK	12/20	3/25	12,319	10,129	—	(7)(27)(28)
						12,319	10,129	—
Lifestyle Intermediate II, LLC 6955 Mowry Ave Newark, CA 94560	Consumer Goods: Durable	First Lien Senior Secured Term Loan	SOFR + 7.00%, 12.6% Cash	2/22	1/26	3,006	3,006	2,705	(7)(8)(13)(29)
						3,006	3,006	2,705

LivTech Purchaser, Inc. 2035 Lakeside Centre Way, Suite 200 Knoxville, TN 37922	Business Services	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.7% Cash	1/21	12/25	862	859	862	(7)(8)(14)
						862	859	862
Long Term Care Group, Inc. 11000 Prairie Lakes Dr Ste 600 Eden Prairie, MN, 55344-3887	Healthcare	First Lien Senior Secured Term Loan	SOFR + 1.00%, 6.3% Cash, 6.0% PIK	4/22	9/27	8,505	8,399	7,646	(7)(8)(12)
						8,505	8,399	7,646
Magnetite XIX, Limited PO Box 1093, Queensgate House George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Notes	SOFR + 9.03%, 14.3% Cash	2/22	4/34	5,250	5,107	5,230	(3)(13)(29)
		Subordinated Structured Notes	Residual Interest, current yield 12.07%	2/22	4/34	13,730	8,507	7,844	(3)(29)
						18,980	13,614	13,074
Marmoutier Holding B.V. Schipholweg 66 5e etage 2316 XE, Leiden, Zuid-Holland Netherlands	Consumer Products	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 3.7% Cash, 6.8% PIK	12/21	12/24	$397	$375	$158	(3)(7)(8)(10)(27) (31)
		First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 3.7% Cash, 6.8% PIK	12/21	12/28	2,101	2,171	908	(3)(7)(8)(10)(27)
		Super Senior Secured Term Loan	6.0% PIK	3/24	3/25	182	184	182	(3)(7)(8)(10)(27)
		Revolver	EURIBOR+ 6.75%, 3.7% Cash, 6.8% PIK	12/21	6/27	49	47	(39)	(3)(7)(8)(10)(27) (31)
						2,729	2,777	1,209
Marshall Excelsior Co. 1506 George Brown Dr, Marshall, MI 49068	Capital Goods	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	2/22	2/28	10,752	10,638	10,752	(7)(8)(12)
		Revolver	SOFR + 5.25%, 10.6% Cash	2/22	2/28	2,150	2,121	2,150	(7)(8)(13)(31)
						12,902	12,759	12,902
MB Purchaser, LLC 4685 MacArthur Court Newport Beach, CA 92660	Technology	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	1/24	1/30	2,009	1,946	1,952	(7)(8)(13)(31)
		Revolver	SOFR + 4.75%, 10.1% Cash	1/24	1/30	—	(6)	(5)	(7)(8)(13)(31)
		LLC Units (66 units)	N/A	1/24	N/A		68	63	(7)(30)(32)
						2,009	2,008	2,010
48

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
MC Group Ventures Corporation 8959 Tyler Boulevard. Mentor, OH 44060	Business Services	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	7/21	6/27	5,144	5,021	5,019	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	6/24	6/27	4,127	4,075	4,096	(7)(8)(13)(31)
		Partnership Units (746.66 units)	N/A	6/21	N/A		747	939	(7)(30)(32)
						9,271	9,843	10,054
Media Recovery, Inc. (SpotSee) 5501 Lyndon B Johnson Freeway, Suite 350 Dallas, TX 75240	Containers, Packaging & Glass	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.6% Cash	11/19	11/25	2,859	2,843	2,779	(7)(8)(13)
		First Lien Senior Secured Term Loan	SONIA + 6.00%, 11.3% Cash	12/20	11/25	4,024	4,203	3,911	(7)(8)(16)
						6,883	7,046	6,690
Median B.V. Franklinstr. 28-29 10587 Berlin, Germany	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.93%, 11.1% Cash	2/22	10/27	9,418	9,877	8,833	(3)(8)(17)
						9,418	9,877	8,833
Medical Solutions Parent Holdings, Inc. 1010 N 102nd St Ste 300, Omaha, NE 68114	Healthcare	Second Lien Senior Secured Term Loan	SOFR + 7.00%, 12.4% Cash	11/21	11/29	4,421	4,389	2,999	(8)(13)
						4,421	4,389	2,999
Megawatt Acquisitionco, Inc. 6060 Phyllis Dr Cypress, CA 90630	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	3/24	3/30	4,191	4,111	4,117	(7)(8)(13)
		Revolver	SOFR + 5.25%, 10.6% Cash	3/24	3/30	140	127	128	(7)(8)(13)(31)
		Preferred Stock (1,842 shares)	N/A	3/24	N/A		184	173	(7)(30)(32)
		Common Stock (205 shares)	N/A	3/24	N/A		21	—	(7)(30)(32)
						4,331	4,443	4,418
Mercell Holding AS Askekroken 11 0277 Oslo, Norway	Technology	First Lien Senior Secured Term Loan	NIBOR + 5.50%, 10.2% Cash	8/22	8/29	2,949	3,144	2,917	(3)(7)(8)(26)(31)
		Class A Units (114.4 units)	9.0% PIK	8/22	N/A		111	127	(3)(7)(30)(32)
		Class B Units (28,943.8 units)	N/A	8/22	N/A		—	42	(3)(7)(30)(32)
						2,949	3,255	3,086
MNS Buyer, Inc. 201 N. Calle Cesar Chavez, Suite 300 Santa Barbara, CA 93103	Construction and Building	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	8/21	8/27	898	887	898	(7)(8)(12)
		Partnership Units (76,923 units)	N/A	8/21	N/A		77	102	(7)(30)(32)
						898	964	1,000
Modern Star Holdings Bidco Pty Limited. 122-126 Old Pittwater Road Level 1 Brookvale, NSW 2100, Australia	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	BBSY + 5.75%, 10.5% Cash	12/20	12/26	$7,687	$8,389	$7,687	(3)(7)(8)(20)(31)
						7,687	8,389	7,687
Moonlight Bidco Limited 6th Floor One Priory Square, Priory Street, Hastings, East Sussex, England, TN34 1EA	Healthcare	First Lien Senior Secured Term Loan	SONIA + 6.25%, 11.5% Cash	7/23	7/30	1,878	1,880	1,844	(3)(7)(8)(16)(31)
		Common Stock (10,590 shares)	N/A	7/23	N/A		138	176	(3)(7)(30)(32)
						1,878	2,018	2,020
Murphy Midco Limited 38-42 Brunswick Street West, Hove, England, BN3 1EL	Media, Diversified & Production	First Lien Senior Secured Term Loan	SONIA + 5.50%, 10.7% Cash	11/20	11/27	778	806	778	(3)(7)(8)(17)
		First Lien Senior Secured Term Loan	SONIA + 5.50%, 10.8% Cash	11/20	11/27	878	906	878	(3)(7)(8)(17)
						1,656	1,712	1,656
Music Reports, Inc. 21122 Erwin Street Woodland Hills, CA 91367	Media & Entertainment	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	8/20	8/26	6,923	6,853	6,500	(7)(8)(14)
						6,923	6,853	6,500
Napa Bidco Pty Ltd Waverton, NSW 2060, Australia	Healthcare	First Lien Senior Secured Term Loan	BBSY + 5.00%, 9.4% Cash	3/22	3/28	18,582	19,662	18,450	(3)(7)(8)(19)
						18,582	19,662	18,450
49

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Narda Acquisitionco., Inc. 435 Moreland Rd Hauppauge, NY 11788	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	12/21	12/27	5,113	5,058	5,113	(7)(8)(13)
		Revolver	SOFR + 5.00%, 10.4% Cash	12/21	12/27	—	(13)	—	(7)(8)(13)(31)
		Class A Preferred Stock (4,587.38 shares)	N/A	12/21	N/A		459	556	(7)(30)(32)
		Class B Common Stock (509.71 shares)	N/A	12/21	N/A		51	186	(7)(30)(32)
						5,113	5,555	5,855
Navia Benefit Solutions, Inc. PO Box 53250 Bellevue WA 98015	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SOFR + 1.50%, 6.9% Cash, 3.0% PIK	11/22	2/27	2,933	2,884	2,930	(7)(8)(12)
		First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.8% Cash	2/21	2/27	2,310	2,296	2,310	(7)(8)(12)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 9.9% Cash	2/21	2/27	329	327	329	(7)(8)(12)
						5,572	5,507	5,569
NAW Buyer LLC 575 8th Ave New York, NY 10018	Technology	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	9/23	9/29	11,763	11,369	11,622	(7)(8)(13)(31)
		Revolver	SOFR + 5.75%, 11.1% Cash	9/23	9/29	—	(41)	(15)	(7)(8)(13)(31)
		LLC Units (472,512 units)	N/A	9/23	N/A		473	397	(7)(30)(32)
						11,763	11,801	12,004
NeoxCo 46 rue Notre-Dame des Victoires 75002 Paris France	Internet Software & Services	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.4% Cash	1/23	1/30	2,081	2,046	2,081	(3)(7)(8)(11)(31)
						2,081	2,046	2,081
Next Holdco, LLC 18111 Von Karman Avenue Suite 600 Irvine, CA 92612	Technology	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	11/23	11/30	7,357	7,228	7,357	(7)(8)(12)(31)
		Revolver	SOFR + 6.00%, 11.3% Cash	11/23	11/29	—	(10)	—	(7)(8)(12)(31)
						7,357	7,218	7,357
NF Holdco, LLC 1750 Elm Street 9th Floor Manchester, NH 03104	Technology	First Lien Senior Secured Term Loan	SOFR + 6.50%, 11.8% Cash	3/23	3/29	6,315	6,155	6,239	(7)(8)(12)
		Revolver	SOFR + 6.50%, 11.8% Cash	3/23	3/29	442	416	429	(7)(8)(12)(31)
		LP Units (639,510 units)	N/A	3/23	N/A		659	646	(7)(30)(32)
						6,757	7,230	7,314
Northstar Recycling, LLC 94 Maple Street · East Longmeadow, MA 01028	Environmental Industries	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	10/21	9/27	2,438	2,409	2,438	(7)(8)(13)
						2,438	2,409	2,438
Novotech Aus Bidco Pty Ltd 235 Pyrmont Street Sydney,. NSW 2009, Australia	Healthcare	First Lien Senior Secured Term Loan	SOFR + 5.25%, 11.1% Cash	1/22	1/28	$—	$(11)	$(10)	(3)(7)(8)(14)
						—	(11)	(10)
NPM Investments 28 B.V. Breitnerstraat 1 1077 BL Amsterdam The Netherlands	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	9/22	10/29	2,153	1,917	2,122	(3)(7)(8)(10)(31)
						2,153	1,917	2,122
OA Buyer, Inc. 1300 SE Cardinal Court Suite 190 Vancouver, WA 98683	Healthcare	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	12/21	12/28	8,336	8,245	8,295	(7)(8)(12)
		Revolver	SOFR + 5.50%, 10.8% Cash	12/21	12/28	111	94	104	(7)(8)(12)(31)
		Partnership Units (210,920.11 units)	N/A	12/21	N/A		211	491	(7)(32)
						8,447	8,550	8,890
OAC Holdings I Corp 1401 Valley View Lane, Suite 100 Irving, TX 75061	Automotive	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.5% Cash	3/22	3/29	3,566	3,519	3,549	(7)(8)(13)
		Revolver	SOFR + 5.00%, 10.5% Cash	3/22	3/28	313	296	306	(7)(8)(13)(31)
						3,879	3,815	3,855
50

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Ocelot Holdco LLC 4202 Chance Ln Rosharon, TX 77583	Construction Machinery	Super Senior Takeback Loan	10.0% Cash	10/23	10/27	549	549	549	(7)(8)
		Takeback Term Loan	10.0% Cash	10/23	10/27	2,933	2,933	2,933	(7)(8)
		Preferred Stock (8,550.57 shares)	15.0% PIK	10/23	N/A		1,562	2,179	(7)(32)
		Common Stock (186.67 shares)	N/A	10/23	N/A		—	—	(7)(30)(32)
						3,482	5,044	5,661
Ocular Therapeutix, Inc. 15 Crosby Drive Bedford, MA 01730	Pharmaceuticals	First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.1% Cash	8/23	7/29	3,930	3,825	4,802	(3)(7)(8)(12)
						3,930	3,825	4,802
Offen Inc. 5100 E 78th Avenue Commerce City, CO, 80022	Transportation: Cargo	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.5% Cash	2/22	6/26	3,723	3,686	3,704	(7)(14)(29)
						3,723	3,686	3,704
OG III B.V. Toermalijnstraat 12c 1812 RL Alkmaar, The Netherlands	Containers & Glass Products	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.4% Cash	6/21	6/28	3,394	3,689	3,326	(3)(7)(8)(10)
						3,394	3,689	3,326
Options Technology Ltd. 5th Floor, 50 Pall Mall St. James, London, SW1Y 5JH, United Kingdom	Computer Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	12/19	12/25	2,255	2,243	2,251	(3)(7)(8)(14)
						2,255	2,243	2,251
Oracle Vision Bidco Limited 1-6 Star Building, Broughton Business Park, Fulwood, Preston, PR2 9WT	Healthcare	First Lien Senior Secured Term Loan	SONIA + 4.75%, 10.0% Cash	6/21	5/28	2,893	3,168	2,893	(3)(7)(8)(17)
						2,893	3,168	2,893
Origin Bidco Limited 250 Fowler Avenue, Farnborough, Hampshire, GU14 7JP, United Kingdom	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.0% Cash	6/21	6/28	317	354	317	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	6/21	6/28	533	524	533	(3)(7)(8)(13)
						850	878	850
ORTEC INTERNATIONAL NEWCO B.V. Houtsingel 5 2719 EA, Zoetermeer, The Netherlands	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.7% Cash	12/23	12/30	980	974	960	(3)(7)(8)(10)
						980	974	960
OSP Hamilton Purchaser, LLC 6950 W Morelos Pl Ste 1 Chandler, AZ, 85226-4218	Technology	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	12/21	12/29	13,132	12,933	12,924	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.4% Cash	3/23	12/29	919	823	835	(7)(8)(13)(31)
		Revolver	SOFR + 5.00%, 10.4% Cash	12/21	12/29	—	(20)	(18)	(7)(8)(13)(31)
		LP Units (173,749 units)	N/A	7/22	N/A		174	162	(7)(32)
						14,051	13,910	13,903
Panoche Energy Center LLC 3883 West Panoche Road Firebaugh, CA 93622	Electric	First Lien Senior Secured Bond	6.9% Cash	7/22	7/29	$4,044	$3,712	$3,907
						4,044	3,712	3,907
Pare SAS (SAS Maurice MARLE) BP 46, ZI rue Lavoisier F-52800 Nogent France	Health Care Equipment	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.0% Cash, 0.8% PIK	12/19	12/26	2,772	2,859	2,772	(3)(7)(8)(11)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	11/22	10/26	1,500	1,500	1,500	(3)(7)(8)(13)
						4,272	4,359	4,272
Parkview Dental Holdings LLC 7442 N Tamiami Trail Sarasota, FL 34243	Healthcare	First Lien Senior Secured Term Loan	SOFR + 8.30%, 13.6% Cash	10/23	10/29	624	607	610	(7)(8)(13)
		LLC Units (29,762 units)	N/A	10/23	N/A	—	298	243	(7)(30)(32)
						624	905	853
Patriot New Midco 1 Limited (Forensic Risk Alliance) Audrey House, 16-20 Ely Pl, Holborn, London EC1N 6SN, United Kingdom	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 10.6% Cash	2/20	2/26	2,116	2,134	2,082	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.3% Cash	2/20	2/26	2,628	2,606	2,586	(3)(7)(8)(13)
						4,744	4,740	4,668
51

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
PDQ.Com Corporation 2200 South Main STE 200 South Salt Lake, UT 84115	Business Equipment & Services	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.0% Cash	10/23	10/25	—	(32)	—	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.0% Cash	10/23	8/27	3,015	2,964	3,015	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	8/21	12/24	4,457	4,358	4,457	(7)(8)(12)
		First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	8/21	8/27	7,357	7,268	7,357	(7)(8)(12)(31)
		Class A-2 Partnership Units (28.8 units)	N/A	8/21	N/A		29	47	(7)(32)
						14,829	14,587	14,876
Perimeter Master Note Business Trust 3993 Howard Hughes Pkwy Ste 250 Las Vegas, NV 89169-6754	Credit Card ABS	Structured Secured Note - Class A	4.7% Cash	5/22	11/28	182	182	177	(3)(7)
		Structured Secured Note - Class B	5.4% Cash	5/22	11/28	182	182	178	(3)(7)
		Structured Secured Note - Class C	5.9% Cash	5/22	11/28	182	182	177	(3)(7)
		Structured Secured Note - Class D	8.5% Cash	5/22	11/28	182	182	176	(3)(7)
		Structured Secured Note - Class E	11.4% Cash	5/22	11/28	9,274	9,274	8,980	(3)(7)
						10,002	10,002	9,688
Permaconn BidCo Pty Ltd Parramatta, NSW 2116 Australia	Tele-communications	First Lien Senior Secured Term Loan	BBSY + 6.25%, 10.7% Cash	12/21	7/29	2,736	2,705	2,654	(3)(7)(8)(19)
						2,736	2,705	2,654
Polara Enterprises, L.L.C. 1497 CR 2178 Greenville, TX 75402	Capital Equipment	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.2% Cash	12/21	12/27	1,038	1,024	1,038	(7)(8)(13)
		Revolver	SOFR + 4.75%, 10.2% Cash	12/21	12/27	—	(6)	—	(7)(8)(13)(31)
		Partnership Units (7,409 units)	N/A	12/21	N/A		741	1,225	(7)(32)
						1,038	1,759	2,263
Policy Services Company, LLC 11575 Heron Bay Blvd Coral Springs, FL, 33076-3304	Property & Casualty Insurance	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash, 4.0% PIK	12/21	6/26	52,394	51,702	51,703	(7)(8)(13)
		Warrants - Class A (2.55830 units)	N/A	12/21	N/A		—	1,304	(7)(30)(32)
		Warrants - Class B (0.86340 units)	N/A	12/21	N/A		—	440	(7)(30)(32)
		Warrants - Class CC (0.08870 units)	N/A	12/21	N/A		—	—	(7)(30)(32)
		Warrants - Class D (0.24710 units)	N/A	12/21	N/A		—	126	(7)(30)(32)
						52,394	51,702	53,573
Polymer Solutions Group Holdings, LLC 180 Burlington Road, Rome, GA 30161	Chemicals, Plastics & Rubber	First Lien Senior Secured Term Loan	SOFR + 7.00%, 12.4% Cash	2/22	8/24	$993	$993	$794	(7)(8)(12)(29)
		Common Stock (74 shares)	N/A	2/22	N/A		—	—	(7)(30)(32)
						993	993	794
Premium Franchise Brands, LLC Flemming Court, 11-14 Whistler Dr, Castleford WF10 5HW United Kingdom	Research & Consulting Services	First Lien Senior Secured Term Loan	SOFR + 6.25%, 12.1% Cash	12/20	12/26	10,271	10,119	9,945	(7)(8)(13)
						10,271	10,119	9,945
Premium Invest 2520 Northwinds Parkway, Suite 375, Alpharetta, GA 30009	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 10.2% Cash	6/21	12/30	9,056	8,861	8,885	(3)(7)(8)(11)(31)
						9,056	8,861	8,885
Preqin MC Limited 1st Floor, Verde, 10 Bressenden Place, London, United Kingdom, SW1E 5DH	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	SOFR + 5.67%, 11.0% Cash	8/21	7/28	2,789	2,735	2,772	(3)(7)(8)(14)
						2,789	2,735	2,772
Process Equipment, Inc. (ProcessBarron) 2770 Welborn St Pelham, AL 35124	Industrial Air & Material Handling Equipment	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	3/19	9/26	5,389	5,376	5,260	(7)(8)(13)
						5,389	5,376	5,260
52

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Process Insights Acquisition, Inc. 14400 Hollister Street Suite 800B Houston, TX 77066	Electronics	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	7/23	7/25	—	(12)	—	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	7/23	7/29	5,304	5,187	5,304	(7)(8)(13)
		Revolver	SOFR + 6.25%, 11.6% Cash	7/23	7/29	304	283	304	(7)(8)(13)(31)
		Common Stock (281 shares)	N/A	7/23	N/A		281	300	(7)(30)(32)
						5,608	5,739	5,908
ProfitOptics, LLC 4050 Innslake Dr #375, Glen Allen, VA 23060	Technology	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	3/22	3/28	1,621	1,600	1,621	(7)(8)(14)
		Revolver	SOFR + 5.75%, 11.2% Cash	3/22	3/28	363	357	363	(7)(8)(14)(31)
		Senior Subordinated Term Loan	8.0% Cash	3/22	3/29	81	81	73	(7)
		LLC Units (241,935.48 units)	N/A	3/22	N/A		161	194	(7)(30)(32)
						2,065	2,199	2,251
Proppants Holding, LLC 100 W Matsonford Rd Ste 101 Radnor, PA, 19087-4558	Energy: Oil & Gas	LLC Units (1,506,254 units)	N/A	2/22	N/A		—	—	(7)(29)(32)
							—	—
Protego Bidco B.V. G. van der Muelenweg 3, 7443 RE Nijverdal, Netherlands	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 10.7% Cash	3/21	3/28	1,751	1,878	1,751	(3)(7)(8)(11)(31)
		Revolver	EURIBOR + 6.50%, 10.4% Cash	3/21	3/27	2,099	2,286	2,099	(3)(7)(8)(11)
						3,850	4,164	3,850
PSP Intermediate 4, LLC Kaiserstrasse 117/17 1070 Vienna Austria	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.6% Cash	5/22	5/29	876	844	851	(3)(7)(8)(10)(31)
		First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	5/22	5/29	1,411	1,393	1,378	(3)(7)(8)(13)
						2,287	2,237	2,229
QPE7 SPV1 BidCo Pty Ltd 14/100 Creek St Brisbane City, QLD 4000 Australia	Consumer Cyclical	First Lien Senior Secured Term Loan	BBSY + 3.75%, 8.1% Cash	9/21	9/26	1,842	1,973	1,826	(3)(7)(8)(18)
						1,842	1,973	1,826
Qualified Industries, LLC 165 Madison Avenue Suite 601 New York, NY 10016	Consumer Cyclical	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	3/23	3/29	598	583	597	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.2% Cash	3/23	3/29	—	(6)	—	(7)(8)(13)(31)
		Preferred Stock (148 shares)	10.0% PIK	3/23	N/A		144	167	(7)(30)(32)
		Common Stock (303,030 shares)	N/A	3/23	N/A		3	91	(7)(30)(32)
						598	724	855
Questel Unite 1 boulevard de la Madeleine, 75001 Paris France	Business Services	First Lien Senior Secured Term Loan	SOFR + 4.00%, 9.3% Cash	12/20	12/27	$7,059	$7,002	$7,051	(3)(7)(8)(13)
						7,059	7,002	7,051
R1 Holdings, LLC 1 Kellaway Drive Randolph, MA 02368	Transportation	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	12/22	12/28	6,142	5,935	6,126	(7)(8)(14)(31)
		Revolver	SOFR + 6.25%, 11.6% Cash	12/22	12/28	126	70	122	(7)(8)(14)(31)
						6,268	6,005	6,248
RA Outdoors, LLC 717 N Harwood St Suite 2400 Dallas, TX 75201	High Tech Industries	First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.1% Cash	2/22	4/26	12,917	12,658	12,723	(7)(8)(12)(29)
		Revolver	SOFR + 6.75%, 10.2% Cash	2/22	4/26	1,235	1,235	1,216	(7)(8)(12)(29)
						14,152	13,893	13,939
53

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Randys Holdings, Inc. 10411 Airport Road Suite 200 Everett, WA 98204	Automobile Manufacturers	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.5% Cash	11/22	11/25	627	610	627	(7)(8)(14)(31)
		First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.5% Cash	11/22	11/28	10,061	9,824	10,061	(7)(8)(14)
		Revolver	SOFR + 6.25%, 11.5% Cash	11/22	11/28	350	309	350	(7)(8)(13)(31)
		Partnership Units (5,333 units)	N/A	11/22	N/A		533	549	(7)(30)(32)
						11,038	11,276	11,587
Recovery Point Systems, Inc. 75 W Watkins Mill Rd Gaithersburg, MD 20878	Technology	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	8/20	7/26	11,353	11,262	11,353	(7)(8)(13)
		Partnership Equity (187,235 units)	N/A	3/21	N/A		187	90	(7)(30)(32)
						11,353	11,449	11,443
Renovation Parent Holdings, LLC 217 N Seminary St Florence, AL 35630	Home Furnishings	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	11/21	11/27	4,733	4,662	4,250	(7)(8)(13)
		Partnership Equity (197,368.42 units)	N/A	11/21	N/A		197	65	(7)(30)(32)
						4,733	4,859	4,315
REP SEKO MERGER SUB LLC 1100 Arlington Heights Road STE 600 Itasca, IL 60143	Air Freight & Logistics	First Lien Senior Secured Term Loan	EURIBOR + 5.00%, 8.7% Cash	6/22	12/26	9,477	9,189	6,690	(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.5% Cash	12/20	12/26	1,995	1,973	1,408	(7)(8)(13)
		First-Out Revolver	SOFR + 8.00%, 13.6% Cash	6/24	12/26	—	(4)	(4)	(7)(8)(13)(31)
						11,472	11,158	8,094
Resolute Investment Managers, Inc. 220 E. Las Colinas Blvd., Suite 1200 Irving, TX 75039	Banking, Finance, Insurance & Real Estate	Common Stock (38,571 shares)	N/A	3/24	N/A		—	—	(7)(29)(30)(32)
							—	—
Rhondda Financing No. 1 DAC 71 Queen Victoria Street London EC4V 4AY England, United Kingdom	Finance Companies	Structured - Junior Note	N/A	1/24	1/33	28,396	27,950	28,944	(3)(7)(31)
						28,396	27,950	28,944
Riedel Beheer B.V. Breloftpark 11 2201 TC, Noordwijk ZH, ZUID-Holland Netherlands	Food & Beverage	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 10.0% Cash	12/21	12/28	2,223	2,260	2,011	(3)(7)(8)(10)
						2,223	2,260	2,011
Rock Labor LLC 34 E Butler Avenue, 3rd Floor, Ambler, PA 19002	Media: Diversified & Production	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	9/23	9/29	6,571	6,392	6,505	(7)(8)(14)
		Revolver	SOFR + 5.50%, 10.8% Cash	9/23	9/29	—	(29)	(11)	(7)(8)(14)(31)
		LLC Units (233,871 units)	N/A	9/23	N/A		1,252	1,408	(7)(30)(32)
						6,571	7,615	7,902
Royal Buyer, LLC 751 Canyon Dr., Ste. 100 Coppell, TX 75019	Industrial Other	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	8/22	8/28	7,828	7,708	7,730	(7)(8)(13)(31)
		Revolver	SOFR + 6.00%, 11.3% Cash	8/22	8/28	—	(26)	(21)	(7)(8)(13)(31)
						7,828	7,682	7,709
RPX Corporation 4 Embarcadero Center Suite 4000 San Francisco, CA 94111	Research & Consulting Services	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	10/20	10/25	4,394	4,360	4,394	(7)(8)(13)
						4,394	4,360	4,394
54

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
RTIC Subsidiary Holdings, LLC 3900 Peek Rd Katy, TX 77449	Consumer Goods: Durable	Class A Preferred Stock (145.347 shares	N/A	2/22	N/A		$4	$—	(7)(29)(30)(32)
		Class B Preferred Stock (145.347 shares	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
		Class C Preferred Stock 7,844.03 shares	N/A	2/22	N/A		450	66	(7)(29)(30)(32)
		Common Stock (153 shares)	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
							454	66
Ruffalo Noel Levitz, LLC 1025 Kirkwood Pkwy SW Cedar Rapids, IA 52404	Media Services	First Lien Senior Secured Term Loan	SOFR + 2.25%, 7.2% Cash, 0.5% PIK	1/19	12/26	$9,665	9,665	8,660	(7)(8)(13)
						9,665	9,665	8,660
Russell Investments US Institutional Holdco, Inc. 1301 Second Avenue 18th Floor Seattle, WA 98101	Capital Markets	First Lien Senior Secured Term Loan	SOFR + 5.00%, 8.8% Cash, 1.5% PIK	4/24	5/27	520	486	504	(7)(8)(13)
						520	486	504
Safety Products Holdings, LLC 1897 Vanderhorn Dr. Memphis, TN 38134	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.5% Cash	12/20	12/26	11,705	11,585	11,693	(7)(8)(13)
		Preferred Stock (378.7 shares)	N/A	12/20	N/A		380	488	(7)(30)(32)
						11,705	11,965	12,181
Sanoptis S.A.R.L. 53, Boulevard Royal LU-2449 Luxembourg	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SARON + 5.75%, 7.2% Cash	6/22	7/29	1,806	1,648	1,759	(3)(7)(8)(25)
		First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.5% Cash	6/22	7/29	1,944	1,784	1,894	(3)(7)(8)(10)(31)
		First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 9.6% Cash	6/22	7/29	507	482	494	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 10.5% Cash	6/22	7/29	1,527	1,502	1,487	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SARON + 5.75%, 7.2% Cash	6/22	7/29	242	253	236	(3)(7)(8)(25)
		First Lien Senior Secured Term Loan	SARON + 6.75%, 8.2% Cash	6/22	7/29	547	539	544	(3)(7)(8)(25)
		First Lien Senior Secured Term Loan	SARON + 6.75%, 8.4% Cash	6/22	7/29	48	49	47	(3)(7)(8)(25)
		First Lien Senior Secured Term Loan	SARON + 6.75%, 8.5% Cash	6/22	7/29	287	288	285	(3)(7)(8)(25)
						6,908	6,545	6,746
SBP Holdings LP 10704 Composite Drrive Dallas, TX 75220	Industrial Other	First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.1% Cash	3/23	3/28	13,773	13,394	13,773	(7)(8)(13)
		Revolver	SOFR + 6.75%, 12.1% Cash	3/23	3/28	284	254	284	(7)(8)(13)(31)
						14,057	13,648	14,057
Scaled Agile, Inc. 5400 Airport Blvd. Suite 300 Boulder, CO 80301	Research & Consulting Services	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	12/21	12/28	1,793	1,771	1,639	(7)(8)(13)
		Revolver	SOFR + 5.50%, 10.9% Cash	12/21	12/28	157	153	128	(7)(8)(13)(31)
						1,950	1,924	1,767
Scout Bidco B.V. Maidstone 56. Tilburg 5026 SK	Diversified Manufacturing	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 9.3% Cash	5/22	5/29	3,424	3,356	3,362	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	8/23	5/29	443	443	435	(3)(7)(8)(13)
		Revolver	EURIBOR + 5.50%, 9.3% Cash	5/22	5/29	414	405	395	(3)(7)(8)(10)(31)
						4,281	4,204	4,192
55

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Sereni Capital NV Jan van Gentstraat 7 PB 402 2000, Antwerpen Belgium	Consumer Cyclical	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.8% Cash	5/22	5/29	$492	$482	$481	(3)(7)(8)(11)
		First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 9.9% Cash	5/22	5/29	469	443	458	(3)(7)(8)(11)
		First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 10.5% Cash	5/22	5/29	1,577	1,561	1,574	(3)(7)(8)(11)
						2,538	2,486	2,513
Serta Simmons Bedding LLC 1 Concourse Parkway, ste. 800 Atlanta, GA 30328	Home Furnishings	Common Stock (109,127 shares)	SOFR + , Cash	45466	N/A		1,630	709	(30)(32)
							1,630	709
Shelf Bidco Ltd. Waterloo House Pembroke Bermuda	Other Financial	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.7% Cash	12/22	1/30	34,539	33,631	35,230	(3)(7)(8)(13)
		Common Stock (1,200,000 shares)	N/A	12/22	N/A		1,200	2,952	(3)(7)(30)(32)
						34,539	34,831	38,182
Sinari Invest 4 A Av. des Peupliers 35510 Cesson-Sévigné France	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 9.2% Cash	7/23	7/30	1,824	1,808	1,778	(3)(7)(8)(10)(31)
						1,824	1,808	1,778
SISU ACQUISITIONCO., INC. 3060 SW 2nd Avenue, Fort Lauderdale, FL 33315	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	12/20	12/26	7,334	7,257	6,889	(7)(8)(12)(31)
						7,334	7,257	6,889
Smartling, Inc. 1375 Broadway 14th Floor New York, NY 10018	Technology	First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.9% Cash	11/21	11/27	10,491	10,364	10,491	(7)(8)(12)
		Revolver	SOFR + 4.50%, 9.9% Cash	11/21	11/27	—	(13)	—	(7)(8)(12)(31)
						10,491	10,351	10,491
SmartShift Group, Inc. 745 Atlantic Ave Boston, MA 02111	Technology	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	9/23	9/29	9,561	9,304	9,561	(7)(8)(13)(31)
		Revolver	SOFR + 5.75%, 11.1% Cash	9/23	9/29	—	(36)	—	(7)(8)(13)(31)
		Common Stock (275 shares)	N/A	9/23	N/A		275	409	(7)(30)(32)
						9,561	9,543	9,970
Smile Brands Group Inc. 100 Spectrum Center Drive Suite 1500 Irvine, CA 92618	Health Care Services	First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.9% Cash, 1.0% PIK	10/18	10/27	4,478	4,476	4,075	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.9% Cash, 1.0% PIK	12/20	10/27	609	608	554	(7)(8)(13)
						5,087	5,084	4,629
Solo Buyer, L.P. 2700 Camino Ramon Suite 400 San Ramon, CA 94583	Technology	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.6% Cash	12/22	12/29	15,411	15,089	15,319	(7)(8)(13)
		Revolver	SOFR + 6.25%, 11.6% Cash	12/22	12/28	399	362	387	(7)(8)(13)(31)
		Partnership Units (516,399 units)	N/A	12/22	N/A		516	516	(7)(30)(32)
						15,810	15,967	16,222
Sound Point CLO XX, Ltd. C/O MaplesFS Limited PO Box 1093, Boundary Hall Cricket Square George Town KY1-1102 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 0.00%	2/22	7/31	4,489	1,389	238	(3)(29)(30)
						4,489	1,389	238
Sparus Holdings, LLC (f/k/a Sparus Holdings, Inc.) 192 Technology Parkway Suite 500 Peachtree Corners, GA 30092	Other Utility	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	11/22	3/27	1,649	1,624	1,612	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	11/22	5/25	430	420	415	(7)(8)(13)
		Revolver	SOFR + 5.25%, 10.6% Cash	11/22	3/27	—	(2)	(3)	(7)(8)(13)(31)
						2,079	2,042	2,024
56

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Spatial Business Systems LLC 1890 West Littleton Boulevard Littleton, CO 80120	Electric	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	10/22	10/28	11,600	11,351	11,459	(7)(8)(12)(31)
		Revolver	SOFR + 5.50%, 10.8% Cash	10/22	10/28	—	(25)	(15)	(7)(8)(12)(31)
						11,600	11,326	11,444
SSCP Pegasus Midco Limited 654 The Crescent, Colchester, Essex, England, CO4 9YQ	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SONIA + 6.00%, 11.3% Cash	12/20	11/27	$4,041	$4,104	$4,041	(3)(7)(8)(16)(31)
						4,041	4,104	4,041
SSCP Spring Bidco 3 Limited Atria, Spa Road, Bolton, United Kingdom, BL1 4AG	Healthcare	First Lien Senior Secured Term Loan	SONIA + 6.50%, 11.7% Cash	11/23	11/30	968	933	945	(3)(7)(8)(17)
						968	933	945
Starnmeer B.V. 77 Robinson Road, # 13-00 Singapore 068896	Technology	First Lien Senior Secured Term Loan	SOFR + 6.00%, 10.7% Cash	10/21	10/28	2,500	2,479	2,500	(3)(7)(8)(14)
						2,500	2,479	2,500
Superjet Buyer, LLC 6453 Kaiser Drive Fremont, CA 94555	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	12/21	12/27	17,507	17,159	17,062	(7)(8)(13)(31)
		Revolver	SOFR + 5.50%, 10.9% Cash	12/21	12/27	—	(33)	(49)	(7)(8)(12)(31)
						17,507	17,126	17,013
SVI International LLC 155 Harvestore Dr DeKalb, IL 60115	Automotive	First Lien Senior Secured Term Loan	SOFR + 6.75%, 12.1% Cash	3/24	3/30	644	630	631	(7)(8)(12)(31)
		Revolver	SOFR + 6.75%, 12.1% Cash	3/24	3/30	—	(1)	(1)	(7)(8)(12)(31)
		LLC Units (207,921 units)	N/A	3/24	N/A		208	200	(7)(30)(32)
						644	837	830
Syniverse Holdings, Inc. 8125 Highwoods Palm Way Tampa, FL 33647	Technology Distributors	Series A Preferred Equity (7,575,758 units)	12.5% PIK	5/22	N/A		9,560	9,318	(7)(32)
							9,560	9,318
TA SL Cayman Aggregator Corp. 1730 Minor Avenue Suite 1400 Seattle, WA 98101	Technology	Subordinated Term Loan	7.8% PIK	7/21	7/28	2,613	2,589	2,569	(7)
		Common Stock (1,589 shares)	N/A	7/21	N/A		50	77	(7)(30)(32)
						2,613	2,639	2,646
Tank Holding Corp 4700 Fremont Street Lincoln, Nebraska, 68504	Metal & Glass Containers	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	3/22	3/28	7,943	7,819	7,830	(7)(8)(12)
		First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.4% Cash	5/23	3/28	2,551	2,477	2,533	(7)(8)(12)(31)
		Revolver	SOFR + 5.75%, 11.2% Cash	3/22	3/28	—	(12)	(12)	(7)(8)(12)(31)
						10,494	10,284	10,351
Tanqueray Bidco Limited Sentinel House, Harvest Crescent Ancells Business Park Fleet GU51 2UZ England, United Kingdom	Technology	First Lien Senior Secured Term Loan	SONIA + 5.50%, 10.7% Cash	11/22	11/25	—	(12)	—	(3)(7)(8)(16)(31)
		First Lien Senior Secured Term Loan	SONIA + 5.50%, 10.7% Cash	11/22	11/29	1,715	1,521	1,715	(3)(7)(8)(16)
						1,715	1,509	1,715
Team Air Distributing, LLC 1473 Amherst Rd Knoxville, TN 37909	Consumer Cyclical	Subordinated Term Loan	12.0% Cash	5/23	5/28	600	589	593	(7)
		Partnership Equity (400,000 units)	N/A	5/23	N/A		400	416	(7)(30)(32)
						600	989	1,009
Technology Service Stream BidCo Pty Ltd Level 4, 357 Collins Street Melbourne VIC 3000 Australia	Technology	First Lien Senior Secured Term Loan	BBSY + 5.50% 10.0% Cash	6/24	1/30	—	(7)	(7)	(3)(7)(8)(20)(31)
		First Lien Senior Secured Term Loan	BBSY + 5.50% 10.0% Cash	6/24	7/30	753	730	732	(3)(7)(8)(20)(31)
						753	723	725
57

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Techone B.V. Westblaak 100, Rotterdam, 3012KM, NL	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.40%, 9.1% Cash	11/21	11/28	3,766	3,809	3,709	(3)(7)(8)(10)
		Revolver	EURIBOR + 5.40%, 9.1% Cash	11/21	5/28	—	(25)	(8)	(3)(7)(8)(10)(31)
						3,766	3,784	3,701
Tencarva Machinery Company, LLC 1115 Pleasant Ridge Road Greensboro, N.C. 27409	Capital Equipment	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.5% Cash	12/21	12/27	$8,514	$8,402	$8,344	(7)(8)(13)
		Revolver	SOFR + 5.00%, 10.5% Cash	12/21	12/27	—	(18)	(29)	(7)(8)(13)(31)
						8,514	8,384	8,315
Terrybear, Inc. 946 W Pierce Butler Route #101 St Paul, MN 55	Consumer Products	Subordinated Term Loan	10.0% Cash, 4.0% PIK	4/22	4/28	280	276	262	(7)
		Partnership Equity (24,358.97 units)	N/A	4/22	N/A		239	139	(7)(30)(32)
						280	515	401
The Caprock Group, Inc. (aka TA/TCG Holdings, LLC) 800 West Main Street, Suite 1150 Boise, ID 83702	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan	SOFR + 4.25%, 9.6% Cash	10/21	12/27	1,825	1,804	1,825	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 4.25%, 9.7% Cash	10/21	12/27	826	817	826	(7)(8)(13)
		Revolver	SOFR+ 4.25%, 9.7% Cash	10/21	12/27	—	(8)	—	(7)(8)(13)(31)
		Subordinated Term Loan	SOFR + 7.75%, 6.0% Cash, 7.0% PIK	10/21	10/28	3,727	3,681	3,715	(7)(8)(14)
						6,378	6,294	6,366
The Hilb Group, LLC 6802 Paragon Place, Suite 200, Richmond, Virginia 23230	Insurance Brokerage	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	12/19	12/26	11,435	11,315	11,394	(7)(8)(12)
						11,435	11,315	11,394
The Octave Music Group, Inc. 850 3rd Avenue Suite 15C New York, NY 10022	Media: Diversified & Production	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	6/24	4/29	3,611	3,611	3,611	(8)(13)
		Partnership Equity (676,880.98 units)	N/A	4/22	N/A		677	2,247	(7)(32)
						3,611	4,288	5,858
Trader Corporation 405 The West Mall Suite 110 Etobicoke, Ontario M9C 5J1 Canada	Technology	First Lien Senior Secured Term Loan	CORRA + 6.75%, 11.7% Cash	12/22	12/29	4,499	4,412	4,454	(3)(7)(8)(21)
		Revolver	CORRA + 6.75%, 11.7% Cash	12/22	12/28	—	(6)	(3)	(3)(7)(8)(21)(31)
						4,499	4,406	4,451
Transit Technologies LLC 2035 Lakeside Centre Way Suite 125 Knoxville, TN 37922	Software	First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.5% Cash	2/20	6/25	9,250	9,209	9,250	(7)(8)(13)
						9,250	9,209	9,250
Transportation Insight, LLC 310 Main Avenue Way SE Hickory, NC 28602	Air Freight & Logistics	First Lien Senior Secured Term Loan	SOFR + 4.50%, 9.9% Cash	8/18	12/24	11,054	11,045	9,452	(7)(8)(14)
						11,054	11,045	9,452
Trident Maritime Systems, Inc. 2011 Crystal Drive, Suite 1102, Arlington, VA 22202	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.50%, 11.0% Cash	2/21	2/27	15,725	15,609	15,002	(7)(8)(13)
						15,725	15,609	15,002
Trintech, Inc. 5600 Granite Parkway Suite 10000 Plano, TX 75024	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	7/23	7/29	6,929	6,745	6,769	(7)(8)(12)
		Revolver	SOFR + 5.50%, 10.8% Cash	7/23	7/29	153	139	141	(7)(8)(12)(31)
						7,082	6,884	6,910

True Religion Apparel, Inc. 500 W 190th St. #300. Gardena, California 90248	Retail	Preferred Unit (2.8 units)	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
		Common Stock (2.71 shares)	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
							—	—
58

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Trystar, LLC 15765 Acorn Trail Faribault, MN 55021	Power Distribution Solutions	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.9% Cash	5/23	9/27	16,282	15,978	15,930	(7)(8)(13)
		Class A LLC Units (440.97 units)	N/A	9/18	N/A		481	954	(7)(32)
						16,282	16,459	16,884
TSYL Corporate Buyer, Inc. 7590 Fay Ave. Suite 300 La Jolla, CA 92037	Technology	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.1% Cash	12/22	12/28	$2,066	$2,031	$2,066	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 5.00%, 10.3% Cash	12/23	12/28	623	585	623	(7)(8)(13)(31)
		Revolver	SOFR + 4.75%, 10.1% Cash	12/22	12/28	—	(9)	—	(7)(8)(13)(31)
		Partnership Units (4,673 units)	N/A	12/22	N/A		5	12	(7)(30)(32)
						2,689	2,612	2,701
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100 Lake Forest CA 92630	Finance Companies	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.3% Cash	11/21	12/25	8,225	8,162	7,921	(7)(8)(13)
						8,225	8,162	7,921
Turnberry Solutions, Inc. 1777 Sentry Pkwy West Veva 14, Suite 401 Blue Bell, PA 19422	Consumer Cyclical	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	7/21	9/26	4,899	4,854	4,899	(7)(8)(13)
						4,899	4,854	4,899
UBC Ledgers Holding AB Norrmalmstorg 14, 111 46 Stockholm, Sweden	Financial Other	First Lien Senior Secured Term Loan	STIBOR + 5.25%, 9.0% Cash	12/23	12/30	1,513	1,470	1,466	(3)(7)(8)(23)(31)
		Revolver	STIBOR + 5.25%, 9.0% Cash	12/23	6/24	—	—	(5)	(3)(7)(8)(23)
						1,513	1,470	1,461
UKFast Leaders Limited UKFast Campus, Birley Fields, Manchester, England, M15 5QJ	Technology	First Lien Senior Secured Term Loan	SONIA + 7.25%, 12.4% Cash	9/20	9/27	11,818	11,833	11,026	(3)(7)(8)(16)
						11,818	11,833	11,026
Union Bidco Limited Maybrook House Second Floor Queensway Halesowen B63 4AH	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.69%, 11.2% Cash	6/22	6/29	927	874	920	(3)(7)(8)(16)(31)
						927	874	920
United Therapy Holding III GmbH Kennedyallee 78 60596, Frankfurt am Main, Hessen Germany	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 10.7% Cash	4/22	3/29	1,748	1,709	1,345	(3)(7)(8)(11)(31)
						1,748	1,709	1,345
Unither (Uniholding) Espace Industriel Nord 151 Rue André Durouchez CS 28028 80084 Amiens France	Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 5.18%, 8.9% Cash	3/23	3/30	2,031	1,961	1,989	(3)(7)(8)(10)(31)
						2,031	1,961	1,989
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.) 16825 Northchase Dr Ste 900, Houston, TX 77060	Legal Services	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	11/18	5/26	10,214	10,191	10,063	(7)(8)(12)(31)
						10,214	10,191	10,063

Utac Ceram Autodrome de Linas-Montlhéry Avenue Georges Boillot 91310 Linas, France	Business Services	First Lien Senior Secured Term Loan	EURIBOR + 4.75%, 8.6% Cash, 1.8% PIK	9/20	9/27	1,636	1,750	1,531	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 9.1% Cash, 1.8% PIK	2/21	9/27	988	988	924	(3)(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 6.75%, 10.6% Cash, 1.8% PIK	2/21	9/27	2,592	2,555	2,426	(3)(7)(8)(13)
						5,216	5,293	4,881
Validity, Inc. 200 Clarendon Street, 22nd floor Boston, MA 02116	IT Consulting & Other Services	First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.7% Cash	7/19	5/26	4,783	4,756	4,783	(7)(8)(12)
						4,783	4,756	4,783
59

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Velocity Pooling Vehicle, LLC 651 Canyon Dr Coppell, TX, 75019-3855	Automotive	Common Stock (5,591 shares)	N/A	2/22	N/A		72	3	(7)(29)(30)(32)
		Warrants (4,676 units)	N/A	2/22	N/A		60	2	(7)(29)(30)(32)
							132	5
Victoria Bidco Limited 47 Market Pl, Henley-on-Thames RG9 2AD, United Kingdom	Industrial Machinery	First Lien Senior Secured Term Loan	SONIA + 6.50%, 11.7% Cash	3/22	1/29	3,941	4,073	3,523	(3)(7)(8)(16)
						3,941	4,073	3,523
Vision Solutions Inc. 15300 Barranca Parkway Suite 100 Irvine, CA 92618.	Business Equipment & Services	Second Lien Senior Secured Term Loan	SOFR + 7.25%, 12.8% Cash	2/22	4/29	6,500	6,497	6,216	(8)(13)(29)
						6,500	6,497	6,216
VistaJet Pass Through Trust 2021-1B 120 Wooster St New York, NY 10012	Airlines	Structured Secured Note - Class B	6.3% Cash	11/21	2/29	$3,571	$3,571	$3,516	(7)
						3,571	3,571	3,516
Vital Buyer, LLC 227 Fayetteville Street Suite 400 Raleigh, NC 27601	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	6/21	6/28	7,408	7,316	7,408	(7)(8)(13)
		Partnership Units (16,442.9 units)	N/A	6/21	N/A		164	304	(7)(32)
						7,408	7,480	7,712
VOYA CLO 2015-2, LTD. P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 0.00%	2/22	7/27	10,736	2,496	22	(3)(29)(30)
						10,736	2,496	22
VOYA CLO 2016-2, LTD. P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 0.00%	2/22	7/28	11,088	2,561	1,090	(3)(29)(30)
						11,088	2,561	1,090
W2O Holdings, Inc. 50 Francisco Street, Suite 400 San Francisco, CA 94133	Healthcare Technology	First Lien Senior Secured Term Loan	SOFR + 4.75%, 10.0% Cash	10/20	6/26	5,857	5,851	5,756	(7)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 10.6% Cash	10/20	6/26	2,747	2,701	2,700	(7)(8)(13)
						8,604	8,552	8,456
Watermill-QMC Midco, Inc. 28101 Schoolcraft St Livonia, MI 48150	Automotive	Equity (1.62% Partnership Interest)	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
							—	—

WEST-NR ACQUISITIONCO, LLC 32110 Agoura Road Westlake, CA 91361	Insurance	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	8/23	12/27	2,482	2,440	2,482	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	8/23	2/25	—	(40)	—	(7)(8)(13)
						2,482	2,400	2,482
Wheels Up Experience Inc 601 West 26th Street New York, NY 10001	Transportation Services	First Lien Senior Secured Term Loan	12.0% Cash	9/22	10/29	9,352	9,043	8,744	(7)
						9,352	9,043	8,744
Whitcraft Holdings, Inc. 425 Sullivan Avenue South Windsor, CT 06074	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.50%, 10.8% Cash	2/23	6/26	664	593	593	(7)(8)(13)(31)
		First Lien Senior Secured Term Loan	SOFR + 6.50%, 11.8% Cash	6/24	2/29	8,590	8,305	8,590	(7)(8)(13)(31)
		Revolver	SOFR + 7.00%, 11.8% Cash	2/23	2/29	1,144	1,086	1,144	(7)(8)(12)(31)
		LP Units (63,087.10 units)	N/A	2/23	N/A		631	821	(7)(30)(32)
						10,398	10,615	11,148
White Bidco Limited Office 16 Thremhall Park, Start Hill, Bishop’S Stortford, Hertfordshire, United Kingdom, CM22 7WE	Technology	First Lien Senior Secured Term Loan	SOFR + 6.00%, 11.8% Cash	10/23	10/30	1,749	1,692	1,701	(3)(7)(8)(13)(31)
						1,749	1,692	1,701
Wok Holdings Inc. 8377 E Hartford Dr, Suite 200, Scottsdale, AZ 85255	Retail	First Lien Senior Secured Term Loan	SOFR + 6.25%, 11.7% Cash	2/22	3/26	47	47	47	(8)(13)(29)
						47	47	47
60

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Woodland Foods, LLC 3751 Sunset Ave Waukegan, IL 60087	Food & Beverage	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.2% Cash	12/21	12/27	6,206	6,124	6,082	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.2% Cash	12/21	12/27	1,177	1,149	1,132	(7)(8)(13)(31)
		Preferred Stock (364 shares)	20.0% PIK	4/24	N/A		387	386	(7)(32)
		Common Stock (1,663.30 shares)	N/A	12/21	N/A		1,663	1,029	(7)(30)(32)
						7,383	9,323	8,629
World 50, Inc. 3525 Piedmont Rd NE Atlanta, GA 30305	Professional Services	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	3/24	3/30	18,979	18,612	18,634	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.1% Cash	3/24	3/30	—	(19)	(18)	(7)(8)(13)(31)
						18,979	18,593	18,616
WWEC Holdings III Corp 3540 Winton Place Rochester, NY 14623	Capital Goods	First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	10/22	10/24	$2,195	$2,188	$2,148	(7)(8)(13)
		First Lien Senior Secured Term Loan	SOFR + 5.75%, 11.1% Cash	10/22	10/28	10,089	9,883	9,876	(7)(8)(13)
		Revolver	SOFR + 5.75%, 11.1% Cash	10/22	10/28	—	(41)	(52)	(7)(8)(13)(31)
						12,284	12,030	11,972
Xeinadin Bidco Limited Becket House, 36 Old Jewry, Bank. London, EC2R 8DD	Financial Other	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 9.1% Cash	5/22	5/29	300	305	293	(3)(7)(8)(16)
		First Lien Senior Secured Term Loan	SONIA + 5.25%, 10.5% Cash	5/22	5/29	7,322	7,069	7,113	(3)(7)(8)(16)(31)
		Subordinated Term Loan	11.0% PIK	5/22	5/29	3,531	3,387	3,433	(3)(7)
		Common Stock (45,665,825 shares)	N/A	5/22	N/A		565	577	(3)(7)(30)(32)
						11,153	11,326	11,416
ZB Holdco LLC 5400 W. 35th St Cicero, IL 60804	Food & Beverage	First Lien Senior Secured Term Loan	SOFR + 5.50%, 11.0% Cash	2/22	2/28	8,823	8,672	8,636	(7)(8)(13)(31)
		Revolver	SOFR + 5.50%, 11.0% Cash	2/22	2/28	270	260	255	(7)(8)(13)(31)
		LLC Units (152.69 units)	N/A	2/22	2/28		153	220	(7)(32)
						9,093	9,085	9,111
Zeppelin Bidco Limited 3 Benham Road Benham Campus University of, Chilworth, Southampton SO16 7QJ, United Kingdom	Services: Business	First Lien Senior Secured Term Loan	SONIA + 6.00%, 11.2% Cash	3/22	3/29	5,428	5,561	4,760	(3)(7)(8)(16)
		First Lien Senior Secured Term Loan	SONIA + 6.25%, 11.4% Cash	3/22	3/29	689	682	604	(3)(7)(8)(16)
						6,117	6,243	5,364
Subtotal Non–Control / Non–Affiliate Investments						1,964,895	1,969,097	1,911,585
Affiliate Investments:(4)
Celebration Bidco, LLC 7700 Anagram Drive Eden Prairie, MN 55344	Chemicals, Plastics, & Rubber	First Lien Senior Secured Term Loan	SOFR + 8.00%, 13.3% Cash	12/23	12/30	6,214	6,214	6,214	(7)(13)
		Common Stock (1,243,071 shares)	N/A	12/23	N/A		12,177	13,773	(7)(30)(32)
						6,214	18,391	19,987
Coastal Marina Holdings, LLC 49 Immigration St Charleston, SC 29403	Hotel, Gaming & Leisure	Subordinated Term Loan	10.0% PIK	11/21	11/31	7,662	7,304	7,243	(7)
		Subordinated Term Loan	8.0% Cash	11/21	11/31	16,620	15,641	15,710	(7)
		LLC Units (2,407,825 units)	N/A	11/21	N/A		14,645	16,086	(7)(30)(32)
						24,282	37,590	39,039
Eclipse Business Capital, LLC 123 North Wacker Drive Suite 2400 Chicago, IL 60606	Banking, Finance, Insurance & Real Estate	Revolver	SOFR + 7.25%, 12.6% Cash	7/21	7/28	8,364	8,285	8,364	(7)(12)(31)
		Second Lien Senior Secured Term Loan	7.5% Cash	7/21	7/28	4,545	4,516	4,545	(7)
		LLC Units (89,447,396 units)	N/A	7/21	N/A		92,963	137,749	(7)(32)
						12,909	105,764	150,658
61

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Jocassee Partners LLC 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	9.1% Member Interest	N/A	6/19	N/A		35,158	41,182	(3)(31)(32)
							35,158	41,182
Rocade Holdings LLC 2107 Wilson Boulevard Suite 410 Arlington, VA 22201	Other Financial	Preferred LP Units (67,500 units)	SOFR + 6.0% PIK, 10.3% PIK	2/23	N/A		77,296	77,298	(7)(13)(31)(32)
		Common LP Units (23.8 units)	N/A	2/23	N/A		—	1,959	(7)(30)(32)
							77,296	79,257
Sierra Senior Loan Strategy JV I LLC 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Joint Venture	89.01% Member Interest	N/A	2/22	N/A		48,441	41,538	(3)(29)(32)
							48,441	41,538
Thompson Rivers LLC 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	16% Member Interest	N/A	6/20	N/A		$25,293	$9,570	(30)(32)
							25,293	9,570
Waccamaw River LLC 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	20% Member Interest	N/A	2/21	N/A		24,670	12,691	(3)(32)
							24,670	12,691
Subtotal Affiliate Investments						43,405	372,603	393,922
Control Investments:(5)
Black Angus Steakhouses, LLC 13400 Riverside Drive, Suite 210. Sherman Oaks, CA 91423	Hotel, Gaming & Leisure	First Lien Senior Secured Term Loan	10.0% PIK	2/22	1/25	36,334	9,628	1,889	(7)(27)(29)
		First Lien Senior Secured Term Loan	14.4% PIK	2/22	1/25	7,736	7,546	7,736	(7)(8)(12)(29)
		LLC Units (44.6 units)	N/A	2/22	N/A		—	—	(7)(29)(30)(32)
						44,070	17,174	9,625
MVC Automotive Group GmbH Bruennerstrasse 66 Vienna, 1210 Austria	Automotive	Bridge Loan	4.5% Cash, 1.5% PIK	12/20	12/24	9,762	9,762	9,762	(3)(7)(28)
		Common Equity Interest (18,000 shares)	N/A	12/20	N/A		9,553	9,575	(3)(7)(28)(30)(32)
						9,762	19,315	19,337
MVC Private Equity Fund LP 287 Bowman Ave, 2nd Floor Purchase, NY 10577	Investment Funds & Vehicles	General Partnership Interest (1,831.4 units)	N/A	12/20	N/A		201	12	(3)(28)(30)(32)
		Limited Partnership Interest (71,790.4 units)	N/A	12/20	N/A		7,959	501	(3)(28)(30)(32)
							8,160	513
Security Holdings B.V. Strawinskylaan 411 Toren A, 4hg, Amsterdam, Noord-Holland, Netherlands	Electrical Engineering	Bridge Loan	5.0% PIK	12/20	6/26	6,488	6,488	6,488	(3)(7)(28)
		Revolver	6.0% Cash	9/23	7/25	3,751	3,818	3,751	(3)(7)(28)(31)
		Senior Unsecured Term Loan	6.0% Cash, 9.0% PIK	4/21	4/25	2,267	2,416	2,268	(3)(7)(28)(31)
		Senior Subordinated Term Loan	3.1% PIK	12/20	5/26	11,039	11,039	11,039	(3)(7)(28)
		Common Stock Series A (17,100 shares)	N/A	2/22	N/A		560	393	(3)(7)(28)(30)(32)
		Common Stock Series B (1,236 shares)	N/A	12/20	N/A		35,192	36,739	(3)(7)(28)(30)(32)
						23,545	59,513	60,678
Subtotal Control Investments						77,377	104,162	90,153
Total Investments, June 30, 2024						$2,085,677	$2,445,862	$2,395,660

62

(1)	All debt investments are income producing, unless otherwise noted. The Company’s external investment adviser, Barings, determines in good faith the fair value of the Company’s investments in accordance with a valuation policy and processes established by the Adviser, which have been approved by the Board. In addition, all debt investments are variable rate investments unless otherwise noted. Index-based floating interest rates are generally subject to a contractual minimum interest rate. Variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate (“EURIBOR”), the Bank Bill Swap Bid Rate (“BBSY”), the Stockholm Interbank Offered Rate (“STIBOR”), the Canadian Overnight Repo Rate Average (“CORRA”), the Sterling Overnight Index Average (“SONIA”), the Swiss Average Rate Overnight (“SARON”), the Norwegian Interbank Offered Rate (“NIBOR”), the Bank Bill Market rate (“BKBM”) or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower’s option, which reset annually, semi-annually, quarterly or monthly. For each such loan, the Company has provided the interest rate in effect on the date presented. SOFR-based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. The borrower may also elect to have multiple interest reset periods for each loan.
(2)	All of the Company’s portfolio company investments (including joint venture investments), which as of June 30, 2024 represented 199.3% of the Company’s net assets, are subject to legal restrictions on sales. The acquisition date represents the date of the Company’s initial investment in the relevant portfolio company.
(3)	Investment is not a qualifying investment as defined under Section 55(a) of the 1940 Act. Non-qualifying assets represent 28.2% of total investments at fair value as of June 30, 2024. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company’s total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).
(4)	As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns between 5% or more, up to 25% (inclusive), of the portfolio company’s voting securities (“non-controlled affiliate”).
(5)	As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” and “control” the portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).
(6)	All of the investment is or will be encumbered as security for the Company’s $1,065.0 million senior secured credit facility with ING Capital LLC initially entered into in February 2019 (as amended, restated and otherwise modified from time to time, the “February 2019 Credit Facility”).
(7)	The fair value of the investment was determined using significant unobservable inputs.
(8)	Debt investment includes interest rate floor feature.
(9)	The interest rate on these loans is subject to 1 Month EURIBOR, which as of June 30, 2024 was 3.63200%.
(10)	The interest rate on these loans is subject to 3 Month EURIBOR, which as of June 30, 2024 was 3.71100%.
(11)	The interest rate on these loans is subject to 6 Month EURIBOR, which as of June 30, 2024 was 3.68200%.
(12)	The interest rate on these loans is subject to 1 Month SOFR, which as of June 30, 2024 was 5.33717%.
(13)	The interest rate on these loans is subject to 3 Month SOFR, which as of June 30, 2024 was 5.32460%.
(14)	The interest rate on these loans is subject to 6 Month SOFR, which as of June 30, 2024 was 5.25471%.
(15)	The interest rate on these loans is subject to 1 Month SONIA, which as of June 30, 2024 was 5.21250%.
(16)	The interest rate on these loans is subject to 3 Month SONIA, which as of June 30, 2024 was 5.12780%.
(17)	The interest rate on these loans is subject to 6 Month SONIA, which as of June 30, 2024 was 5.06220%.
(18)	The interest rate on these loans is subject to 1 Month BBSY, which as of June 30, 2024 was 4.30450%.
(19)	The interest rate on these loans is subject to 3 Month BBSY, which as of June 30, 2024 was 4.44530%.
(20)	The interest rate on these loans is subject to 6 Month BBSY, which as of June 30, 2024 was 4.73600%.
(21)	The interest rate on these loans is subject to 1 Month CORRA, which as of June 30, 2024 was 4.74437%.
(22)	The interest rate on these loans is subject to 3 Month CORRA, which as of June 30, 2024 was 4.67875%.
(23)	The interest rate on these loans is subject to 3 Month STIBOR, which as of June 30, 2024 was 3.70700%.
(24)	The interest rate on these loans is subject to 3 Month BKBM, which as of June 30, 2024 was 5.62000%.
(25)	The interest rate on these loans is subject to 6 Month SARON, which as of June 30, 2024 was 1.21579%.
(26)	The interest rate on these loans is subject to 1 Month NIBOR, which as of June 30, 2024 was 4.61000%.
(27)	Non-accrual investment.
(28)	Investment was purchased as part of the MVC Acquisition and is part of the MVC Reference Portfolio for purposes of the MVC Credit Support Agreement.
(29)	Investment was purchased as part of the Sierra Merger and is part of the Sierra Reference Portfolio for purposes of the Sierra Credit Support Agreement.
(30)	Investment is non-income producing.
(31)	Position or portion thereof is an unfunded loan or equity commitment.
(32)	Percentage of class held for equity investments are as set forth below. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants held represents the percentage of a class of security we may own assuming we exercise our warrants after dilution.
a.	Accelerant Holdings
i.	Class A Convertible Preferred Equity — 0.2%
ii.	Class B Convertible Preferred Equity — 0.1%
b.	Accurus Aerospace Corporation
i.	Common Stock — 0.2%
c.	Advantage Software Company
63

i.	Class A Partnership Units — 0.0%
ii.	Class B Partnership Units — 0.0%
d.	AIT Worldwide Logistics Holdings, Inc
i.	Partnership Units — 0.0%
e.	Amalfi Midco
i.	Class B Common Stock — 0.1%
ii.	Warrants — 0.1%
f.	Americo Chemical Products, LLC
i.	Common Stock — 0.1%
g.	Aptus 1829. GmbH
i.	Preferred Stock — 0.3%
ii.	Common Stock — 0.3%
h.	Argus Bidco Limited
i.	Preferred Stock — 0.1%
ii.	Equity Loan Notes — 0.1%
iii.	Common Stock — 0.0%
i.	ASC Communications, LLC
i.	Class A Units — 0.2%
j.	Azalea Buyer, Inc.
i.	Common Stock — 0.4%
k.	Bridger Aerospace Group Holdings, LLC
i.	Preferred Stock Series C — 0.0%
l.	BrightSign LLC
i.	LLC Units — 0.5%
m.	Burgess Point Purchaser Corporation
i.	LP Units — 0.4%
n.	Canadian Orthodontic Partners Corp.
i.	Class A Equity — 0.2%
ii.	Class C Warrants — 0.1%
iii.	Class X Equity — 0.2%
o.	Caribou Holding Company, LLC
i.	LLC Units — 0.8%
p.	CCFF Buyer, LLC
i.	LLC Units — 0.2%
q.	CGI Parent, LLC
i.	Preferred Stock — 0.3%
r.	CMT Opco Holding, LLC
i.	Incremental Equity — 0.2%
ii.	LLC Units — 0.6%
s.	Command Alkon (Project Potter Buyer, LLC)
i.	Class B Partnership Units — 0.0%
t.	Compass Precision, LLC
i.	LLC Units — 0.3%
u.	Coyo Uprising GmbH
i.	Class A Units — 0.4%
ii.	Class B Units — 0.4%
v.	CTI Foods Holdings Co., LLC
i.	Common Stock — 1.6%
w.	CW Group Holdings, LLC
i.	LLC Units — 0.3%
x.	DataServ Integrations, LLC
i.	Partnership Units — 0.4%
y.	DecksDirect, LLC
i.	Class A Units — 0.3%
ii.	Common Stock — 0.0%
z.	Diversified Packaging Holdings LLC
i.	LLC Units — 2.0%
aa.	Echo Global Logistics, Inc.
i.	Partnership Equity — 0.2%
bb.	EFC International
i.	Common Stock — 0.1%
cc.	Ferrellgas L.P.
i.	Opco Preferred — 0.8%
64

dd.	FinThrive Software Intermediate
i.	Preferred Stock — 1.3%
ee.	Five Star Holding LLC
i.	LLC Units — 0.1%
ff.	Flywheel Re Segregated
i.	Preferred Stock — 0.0%
gg.	Forest Buyer, LLC
i.	Class A LLC Units — 0.1%
ii.	Class B LLC Units — 0.1%
hh.	FragilPak LLC
i.	Partnership Units — 0.6%
ii.	FSS Buyer LLC
i.	LP Interest — 0.0%
ii.	LP Units — 0.2%
jj.	GB Eagle Buyer, Inc
i.	Partnership Units — 0.4%
kk.	GPNZ II GmbH
i.	Common Stock — 1.6%
ll.	HemaSource, Inc.
i.	Common Stock — 0.0%
mm.	Ice House America, L.L.C.
i.	LLC Units — 0.3%
nn.	Isagenix International, LLC
i.	Common Stock — 1.4%
oo.	ITI Intermodal, Inc.
i.	Common Stock — 0.2%
pp.	Jones Fish Hatcheries & Distributors LLC
i.	LLC Units — 0.5%
qq.	Kano Laboratories LLC
i.	Partnership Equity — 0.2%
rr.	Kid Distro Holdings, LLC
i.	LLC Units — 0.1%
ss.	LeadsOnline, LLC
i.	LLC Units — 0.0%
tt.	Learfield Communications, LLC
i.	Common Stock — 0.9%
uu.	MB Purchaser, LLC
i.	LLC Units — 0.0%
vv.	MC Group Ventures Corporation
i.	Partnership Units — 0.3%
ww.	Megawatt Acquisitionco, Inc.
i.	Preferred Stock — 0.1%
ii.	Common Stock — 0.1%
xx.	Mercell Holding AS
i.	Class A Units — 0.0%
ii.	Class B Units — 0.0%
yy.	MNS Buyer, Inc.
i.	Partnership Units — 0.3%
zz.	Moonlight Bidco Limited
i.	Common Stock — 0.1%
aaa.	Narda Acquisitionco., Inc.
i.	Class A Preferred Stock — 0.6%
ii.	Class B Common Stock — 0.6%
bbb.	Naw Buyer LLC
i.	LLC Units — 0.3%
ccc.	NF Holdco, LLC
i.	LP Units — 0.4%
ddd.	OA Buyer, Inc.
i.	Partnership Units — 0.1%
eee.	Ocelot Holdco LLC
i.	Preferred Stock — 3.0%
ii.	Common Stock — 1.9%
fff.	OSP Hamilton Purchaser, LLC
i.	LP Units — 0.0%
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ggg.	Parkview Dental Holdings LLC
i.	LLC Units — 0.7%
hhh.	PDQ.Com Corporation
i.	Class A-2 Partnership Units — 0.0%
iii.	Polara Enterprises, L.L.C.
i.	Partnership Units — 0.3%
jjj.	Policy Services Company, LLC
i.	Warrants - Class A — 2.6%
ii.	Warrants - Class B — 1.0%
iii.	Warrants - Class CC — 0.0%
iv.	Warrants - Class D — 0.2%
kkk.	Polymer Solutions Group
i.	Common Stock — 0.7%
lll.	Process Insights Acquisition, Inc.
i.	Common Stock — 0.2%
mmm.	ProfitOptics, LLC
i.	LLC Units — 0.8%
nnn.	Proppants Holding, LLC
i.	LLC Units — 1.6%
ooo.	Qualified Industries, LLC
i.	Preferred Stock — 1.0%
ii.	Common Stock — 0.5%
ppp.	Randys Holdings, Inc.
i.	Partnership Units — 0.2%
qqq.	Recovery Point Systems, Inc.
i.	Partnership Equity — 0.2%
rrr.	Renovation Parent Holdings, LLC
i.	Partnership Equity — 0.2%
sss.	Resolute Investment Managers, Inc.
i.	Common Stock — 0.8%
ttt.	Rock Labor LLC
i.	LLC Units — 1.2%
uuu.	RTIC Subsidiary Holdings, LLC
i.	Class A Preferred Stock — 0.2%
ii.	Class B Preferred Stock — 0.2%
iii.	Class C Preferred Stock — 0.2%
iv.	Common Stock — 0.2%
vvv.	Safety Products Holdings, LLC
i.	Preferred Stock — 0.2%
www.	Serta Simmons Bedding LLC
i.	Common Stock — 0.4%
xxx.	Shelf Bidco, Ltd.
i.	Common Stock — 0.1%
yyy.	SmartShift Group, Inc.
i.	Common Stock — 0.2%
zzz.	Solo Buyer, L.P.
i.	Partnership Units — 0.3%
aaaa.	SVI International LLC
i.	LLC Units — 1.8%
bbbb.	Syniverse Holdings, Inc.
i.	Series A Preferred Equity — 2.4%
cccc.	TA SL Cayman Aggregator Corp.
i.	Common Stock — 0.0%
dddd.	Team Air Distributing, LLC
i.	Partnership Equity — 0.6%
eeee.	Terrybear, Inc.
i.	Partnership Equity — 1.4%
ffff.	The Octave Music Group, Inc.
i.	Partnership Equity — 0.3%
gggg.	True Religion Apparel, Inc.
i.	Preferred Unit — 0.28%
ii.	Common Stock — 0.27%
hhhh.	Trystar, LLC
i.	Class A LLC Units — 0.6%
iiii.	TSYL Corporate Buyer, Inc.
i.	Partnership Units — 0.0%
jjjj.	Velocity Pooling Vehicle, LLC
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i.	Common Stock — 0.1%
ii.	Warrants — 0.1%
kkkk.	Vital Buyer, LLC
i.	Partnership Units — 0.1%
llll.	Watermill-QMC Midco, Inc.
i.	Equity Partnership Interest — 1.62%
mmmm.	Whitcraft Holdings, Inc.
i.	LP Units — 0.0%
nnnn.	Woodland Foods, LLC
i.	Preferred Stock — 0.2%
ii.	Common Stock — 0.7%
oooo.	Xeinadin Bidco Limited
i.	Common Stock — 0.5%
pppp.	ZB Holdco LLC
i.	LLC Units — 0.1%
qqqq.	Celebration Bidco, LLC
i.	Common Stock — 12.4%
rrrr.	Coastal Marina Holdings, LLC
i.	LLC Units — 18.5%
ssss.	Eclipse Business Capital, LLC
i.	LLC Units — 40.1%
tttt.	Jocassee Partners LLC
i.	Membership Interest — 9.1%
uuuu.	Rocade Holdings LLC
i.	Preferred LP Units — 29.9%
ii.	Common LP Units — 23.8%
vvvv.	Sierra Senior Loan Strategy JV I LLC
i.	Membership Interest — 89.01%
wwww.	Thompson Rivers LLC
i.	Membership Interest — 16.0%
xxxx.	Waccamaw River LLC
i.	Membership Interest — 20%
yyyy.	Black Angus Steakhouses, LLC
i.	LLC Units — 44.6%
zzzz.	MVC Automotive Group GmbH
i.	Common Equity Interest — 100%
aaaaa.	MVC Private Equity Fund LP
i.	General Partnership Interest — 100%
ii.	Limited Partnership Interest — 19.4%
bbbbb.	Security Holdings B.V.
i.	Common Stock Series A — 1.1%
ii.	Common Stock Series B — 98.9%

Eclipse Business Capital, LLC

Eclipse is a national commercial finance company focused on directly originated, Asset Based Loans (“ABL”).

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DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock on at least a quarterly basis. The NAV per share is equal to the value of our total assets minus total liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

The information contained in “Item 1. Business – Valuation Process and Determination of Net Asset Value” in Part I of our most recently filed Annual Report on Form 10-K is incorporated by reference herein.

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DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, debt securities, subscription rights, and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF COMMON STOCK

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

Set forth below is a chart describing the classes of our common stock outstanding as of June 30, 2024:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	105,757,992

Please refer to Exhibit 4.4 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on February 27, 2020, which is incorporated by reference into this prospectus, for a description of our common stock. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.

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DESCRIPTION OF PREFERRED STOCK

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act generally requires that (1) immediately after issuance and before any cash dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the liquidation preference of any preferred stock, together with all other senior securities, must not exceed an amount equal to 66-2/3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. In addition, under the 1940 Act, shares of preferred stock must be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any class or series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;
•	the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;
•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such class or series;
•	any provisions relating to the redemption of the shares of such class or series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;
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•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;
•	if applicable, a discussion of additional material U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

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DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each security;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
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•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise or conversion price is not less than the market value at the date of issuance, (3) our stockholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

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DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such right will expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange or transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC.

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Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then-current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

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DESCRIPTION OF DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described below under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

All the material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities, will be described in this prospectus as supplemented by the applicable prospectus supplement accompanying this prospectus. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We have filed a copy of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available.

A prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
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•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange;
•	the guarantees, if any of the debt securities, and the extent of the guarantees (including provisions relating to seniority, subordination and the release of the guarantors), if any, and any additions or changes to permit or facilitate guarantees of such securities;
•	any restrictions on the sale or transfer of the debt securities; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings with the SEC.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

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The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

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Street Name Holders

We may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
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Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
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•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at our offices, the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

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Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series when due, and such default is not cured within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in default in the performance, or in breach, of a covenant or agreement in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series by written notice to us and the trustee if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default (other than nonpayment of principal of (or premium, if any) or interest that has become due solely by reason of such acceleration) have been cured or waived.

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The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to it is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the Event of Default;
•	the holder or holders must offer the trustee indemnity, security or both satisfactory to it against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another person. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee shall be a corporation, statutory trust or limited liability company organized and existing under the laws of the United States or any state or territory thereof and must agree, in form reasonably satisfactory to the trustee, to be legally responsible for our obligations under the debt securities;
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•	immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

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Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

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Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must irrevocably deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
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•	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

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Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities (i.e., the holders of the debt securities will not have access to the assets of the Company’s subsidiaries, financing vehicles or similar facilities until after all of these entities’ creditors have been paid and the remaining assets have been distributed up to the Company as the equity holder of these entities).

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In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank Trust Company, National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

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DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders, unless a common stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend, then our common stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered common stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered common stockholder may elect to receive an entire dividend in cash by notifying Computershare, Inc., the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the Plan Administrator no later than three days prior to the payment date fixed by the Board for the dividend. The Plan Administrator will set up an account for shares acquired through the plan for each common stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a common stockholder participating in the plan, received in writing not less than three days prior to the payment date, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those common stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above NAV. If our shares are trading below NAV, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the dividend payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be received by a common stockholder is determined by dividing the total dollar amount of the dividend payable to such common stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.

There will be no brokerage charges or other charges to common stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the Plan Administrator’s fees under the plan. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Common stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A common stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the common stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. common stockholder’s account. Stock received in a dividend may generate a wash sale if a common stockholder sold our stock at a realized loss within 30 days either before or after such dividend.

Participants may terminate their accounts under the plan by notifying the Plan Administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at Computershare, Inc., P.O. Box 43006, Providence, Rhode Island 02940 or by calling the Plan Administrator at (866) 228-7201.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Computershare, Inc., P.O. Box 43006, Providence, Rhode Island 02940.

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CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pass-through entities (including S-corporations) pension plans and trusts, financial institutions, real estate investment trusts, RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).

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Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year (or later if the Company is permitted to elect and so elects) and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) as dividends to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (collectively, the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether we satisfy the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, in order to calculate the value of our investment in the securities of an issuer for purposes of applying the 25% Diversification Test described above, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

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In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year as described above. If we do not meet the Excise Tax Avoidance Requirement, we will be subject to a 4% nondeductible U.S. federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

In determining our net capital gain, including also in connection with determining the amount available to support a capital gain dividend, our taxable income and our earnings and profits, we generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of our (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and our (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

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Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), we would not be able to deduct dividend distributions to stockholders, nor would such distribution be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Our Investments - General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

We may invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We intend to address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or the 4% nondeductible U.S. federal excise tax.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

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A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses or future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or that otherwise would not count toward satisfying the Diversification Requirements.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Under Treasury regulations, certain income that we derive from a PFIC with respect to which we have made a QEF election generally constitutes qualifying income for purposes of the 90% Income Test to the extent the PFIC makes a current-year distributions of that income to us or if the income is derived with respect to our business of investing in stocks or securities. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on income.

Taxation of U.S. Stockholders

The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “- Taxation of Non-U.S. Stockholders” below.

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Distributions

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions paid by us to corporate stockholders generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders and will not be eligible for the corporate dividends received deduction.

Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by stockholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their pro rata allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. A stockholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder’s basis in the new shares will generally be equal to its fair market value.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

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If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if we issue preferred stock, we intend to allocate capital gain dividends, if any, between shares of our common stock and shares of our preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Dispositions

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Code requires reporting of adjusted cost basis information for shares of a RIC to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

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Backup Withholding

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

The following discussion applies only to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences to such non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year), in each case provided we report them as such and certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Non-U.S. source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of non-U.S. source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

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If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends on our common stock paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement” or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

Tax Shelter Reporting Regulations

If a stockholder recognizes a loss with respect to its shares of common stock in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

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PLAN OF DISTRIBUTION

We may offer from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering by us, through or without agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options to purchase additional securities under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of common stock, less any underwriting commissions and discounts or agency fees paid, must equal or exceed the NAV per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses payable by us, as well as any other fees and the expenses incurred by us in connection with any offering of the securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us, and any profit realized by them on the resale of our securities, may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified, and any such compensation received from us will be described, in the applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act pursuant to this prospectus. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

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Any underwriters that are qualified market makers on the NYSE may engage in passive market-making transactions in our common stock, preferred stock, subscription rights, warrants or debt securities, as applicable, on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “BBDC”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

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CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

Our investment securities are held under a master custodian agreement with State Street Bank and Trust Company, a Massachusetts trust company. The address of the custodian is State Street Bank and Trust Company, One Congress Street, Suite 1 Boston, Massachusetts 02114. The transfer agent, distribution paying agent and registrar for our common stock is Computershare, Inc. The principal business address of the transfer agent is 150 Royall Street, Canton, Massachusetts 02021.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

We did not pay any brokerage commissions during the three years ended December 31, 2023 in connection with the acquisition and/or disposal of our investments. Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of its business. We are primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if we use a broker, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2023 and December 31, 2022 and for the years ended December 31, 2023, 2022 and 2021 appearing in our Annual Report on Form 10-K for the year ended December 31, 2023, incorporated by reference herein, the information in the senior securities table for the years ended December 31, 2023, 2022 and 2021 and 2020 and the financial data under the caption “Financial Highlights” for the years ended December 31, 2023, 2022, 2021 and 2020 appearing in this prospectus and registration statement have been derived from consolidated financial statements audited by KPMG LLP, independent registered public accounting firm, as set forth in their reports thereon, which are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The address of KPMG LLP is 620 South Tryon Street, Suite 1000, Charlotte, NC 28202.

The information under the caption “Financial Highlights” for the year ended December 31, 2019 appearing in this prospectus and registration statement have been derived from consolidated financial statements audited by Ernst & Young LLP, as set forth in their reports thereon, incorporated herein by reference. Such selected financial data is included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we have filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. This information is also available free of charge by contacting us at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Corporate Secretary, on our website at https://ir.barings.com/sec-filings, or by calling us at (888) 401-1088. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

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INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus from the date we file that document. Any reports filed by us with the SEC on or after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference in this prospectus the documents listed below, which have been previously filed with the SEC, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act on or after the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of the securities covered by this prospectus; provided, however, that information “furnished” to the SEC, which is not deemed filed, is not incorporated by reference in this prospectus and any accompanying prospectus supplement (unless specifically set forth in such filing):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024;
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 23, 2021 (but only with respect to the report of Ernst & Young LLP included on page F-4 of such Annual Report on Form 10-K);
•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 20, 2024;
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 7, 2024;
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on August 7, 2024;
•	our Current Reports on Form 8-K filed with the SEC on February 13, 2024, March 11, 2024, March 19, 2024, April 8, 2024, May 7, 2024 (but excluding information included in Items 2.02 and 7.01 therein and in Exhibit 99.1 attached thereto), July 1, 2024 and September 25, 2024; and
•	any description of shares of our common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description.

To obtain copies of these filings, see “Available Information.”

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BARINGS BDC, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

PROSPECTUS

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The unaudited interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 have been incorporated by reference in this registration statement in “Part A –  Information Required in a Prospectus.”

The consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the years in the three-year period ended December 31, 2023, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2023, have been incorporated by reference in this registration statement in “Part A –  Information Required in a Prospectus.” The consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the years in the three-year period ended December 31, 2023 have been incorporated by reference in this registration statement in “Part A –  Information Required in a Prospectus” in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

(2)	Exhibits
(a)(1)	Form of Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(3) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-138418) filed with the Securities and Exchange Commission on December 29, 2006 and incorporated herein by reference)

(a)(2)	Articles of Amendment of the Registrant (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference)

(a)(3)	Articles Supplementary (Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference)

(b)	Seventh Amended and Restated Bylaws of the Registrant (Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference)

(c)	Not Applicable.

(d)(1)	Form of Common Stock Certificate (Filed as Exhibit (d) to the Registrant’s Post-Effective Amendment No. 1 on Form N2/N-5 (File No. 333-138418) filed with the Securities and Exchange Commission on February 15, 2007 and incorporated herein by reference)

(d)(2)	Agreement to Furnish Certain Instruments (Filed as Exhibit 4.19 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on February 25, 2009 and incorporated herein by reference)

(d)(3)	Indenture, dated as of November 23, 2021, by and between the Registrant and U.S. Bank National Association, as trustee (Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2021 and incorporated herein by reference)

(d)(4)	Statement of Eligibility of Trustee on Form T-1*

(d)(5)	First Supplemental Indenture, dated as of November 23, 2021, relating to the 3.300% Notes due 2026, by and between the Registrant and U.S. Bank National Association, as trustee (Filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2021 and incorporated herein by reference)
C-1

(d)(6)	Form of 3.300% Notes due 2026 (incorporated by reference to Exhibit (d)(5) hereto).

(d)(7)	Second Supplemental Indenture, dated as of February 12, 2024, relating to the 7.000% Notes due 2029, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2024 and incorporated herein by reference)

(d)(8)	Form of 7.000% Notes due 2029 (incorporated by reference to Exhibit (d)(7) hereto).

(e)	Dividend Reinvestment Plan (Filed as Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference)

(f)	Not Applicable

(g)(1)	Third Amended and Restated Investment Advisory Agreement, dated June 24, 2023, by and between Barings BDC, Inc. and Barings LLC (Filed as Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on July 14, 2023 and incorporated herein by reference).

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Master Custodian Agreement, dated August 2, 2018, between the Company and State Street Bank and Trust Company (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2018 and incorporated herein by reference)

(k)(1)	Administration Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference)

(k)(2)	Registration Rights Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference)

(k)(3)	Stock Transfer Agency Agreement between the Registrant and Computershare, Inc. (as successor to The Bank of New York) (Filed as Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference)

(k)(4)	Form of Indemnification Agreement. (Filed as Exhibit 10.23 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 28, 2018 and incorporated herein by reference)

(k)(5)	Senior Secured Revolving Credit Facility, dated as of February 21, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference)

(k)(6)	Guarantee, Pledge and Security Agreement, dated as of February 21, 2019, by and among the Company, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as revolving administrative agent for the revolving lenders and collateral agent, and the other parties signatory thereto (Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference)

(k)(7)	Amendment No. 1 to the Senior Secured Revolving Credit Agreement dated as of December 3, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference)
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(k)(8)	Amendment No. 2 to the Senior Secured Revolving Credit Agreement dated as of December 29, 2021, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.17 to the Registrant’s Current Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 23, 2022 and incorporated herein by reference)

(k)(9)	Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of February 25, 2022, by and among Barings BDC, Inc., the subsidiary guarantors party thereto, the lenders party thereto and ING Capital LLC, as administrative agent (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2022 and incorporated herein by reference)

(k)(10)	Incremental Commitment and Assumption Agreement, dated as of April 1, 2022, made by the Incremental Lender party thereto, relating to the Senior Secured Revolving Credit Agreement, dated as of February 21, 2019, among Barings BDC, Inc., as borrower, the subsidiary guarantors party thereto, the lenders party thereto and ING Capital LLC, as administrative agent (Filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2022 with the Securities and Exchange Commission on May 5, 2022 and incorporated herein by reference)

(k)(11)	Amendment No. 4 to Senior Secured Revolving Credit Agreement, dated as of May 9, 2023, by and among Barings BDC, Inc., the subsidiary guarantors party thereto, the lenders party thereto and ING Capital LLC, as administrative agent (Filed as Exhibits 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2023 and incorporated herein by reference)

(k)(12)	Credit Support Agreement, dated December 23, 2020, by and between the Company and Barings LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2020 and incorporated herein by reference)

(k)(13)	Credit Support Agreement, dated February 25, 2022, by and between Barings BDC, Inc. and Barings LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2022 and incorporated herein by reference)

(k)(14)	Note Purchase Agreement by and between the Company and the purchasers party thereto, dated August 3, 2020 (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2020 and incorporated herein by reference)

(k)(15)	Amendment No. 1 to August 3, 2020 Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference)

(k)(16)	Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference)

(k)(17)	Note Purchase Agreement by and between the Company and the purchasers party thereto, dated February 25, 2021 (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2021 and incorporated herein by reference)

(k)(18)	Registration Rights Agreement, dated as of November 23, 2021, relating to the 3.300% Notes due 2026, by and among the Registrant and J.P. Morgan Securities LLC, ING Financial Markets LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as the representatives of the initial purchasers (Filed as Exhibit 4.4 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2021 and incorporated herein by reference)
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(k)(19)	Amendment No. 5 to Senior Secured Revolving Credit Agreement, dated as July 2, 2024, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto and ING, as administrative agent (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2024 and incorporated herein by reference)

(l)	Opinion and Consent of Dechert LLP*

(m)	Not Applicable.

(n)(1)	Consent of KPMG LLP*

(n)(2)	Consent of Ernst & Young LLP*

(n)(3)	Power of Attorney (see signature page to this registration statement)*

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Rule 17j-1 Code of Ethics (Filed as Exhibit (r) to the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on July 14, 2023 and incorporated herein by reference).

(s)	Filing Fee Table*

*	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	(1)
FINRA filing fee	(2)
NYSE additional listing fee	(2)
Printing expenses	(2)
Accounting fees and expenses	(2)
Legal fees and expenses	(2)
Miscellaneous	(2)
Total	(2)

(1)	In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.
(2)	These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control with Registrant

The information incorporated by reference under the headings “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.

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The following list sets forth our direct subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

Alpine Funding LLC (Delaware)	100%
Energy Hardware Holdings, Inc. (Delaware)	100%
MVC Cayman (Cayman Islands)	100%
MVC Financial Services, Inc. (Delaware)	100%
SIC Investment Holdings LLC (Delaware)	100%
STRF Investment Holdings LLC (Delaware)	100%

Each of the subsidiaries listed above is consolidated for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies that are not consolidated by us. For a more detailed discussion of these entities, see “Portfolio Companies” in this Registration Statement.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of each class of the Registrant’s securities (including bank loans) as of June 30, 2024.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	2,114
February 2019 Credit Facility	17
August 2025 Notes	1
November Notes – Series B	4
November Notes – Series C	7
February Notes – Series D	5
February Notes – Series E	9
November 2026 Notes	1
February 2029 Notes	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity.

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Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In addition to the indemnification provided for in our charter, we have entered into indemnification agreements with each of our current directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director, officer, employee or agent of the Registrant or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving in such capacity at the request of the Registrant.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

Item 31. Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management” and “Management Agreements.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-241), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Barings BDC, Inc., 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202;
(2)	the Transfer Agent, Distribution Paying Agent, and Registrar, Computershare, Inc., 150 Royall Street, Canton, Massachusetts 02021;
(3)	the Custodian, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; and
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(4)	the Adviser and Administrator, Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs 3(a)(1), 3(a)(2), and 3(a)(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment to the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed
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prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
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(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The undersigned Registrant hereby undertakes that:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and State of North Carolina on the 25th day of September, 2024.

BARINGS BDC, INC.

By:	/s/ Eric Lloyd
Name:	Eric Lloyd
Title:	Chief Executive Officer and
Executive Chairman
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POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Elizabeth Murray and Ashlee Steinnerd and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself or her herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ Eric Lloyd	Chief Executive Officer & Executive Chairman of the Board (Principal Executive Officer)	September 25, 2024
Eric Lloyd

/s/ Elizabeth A. Murray	Chief Financial Officer & Chief Operating Officer (Principal Financial and Accounting Officer)	September 25, 2024
Elizabeth A. Murray

/s/ Valerie Lancaster-Beal	Director	September 25, 2024
Valerie Lancaster-Beal

/s/ Steve Byers	Director	September 25, 2024
Steve Byers

/s/ Robert C. Knapp	Director	September 25, 2024
Robert C. Knapp

/s/ David Mihalick	Director	September 25, 2024
David Mihalick

/s/ Mark F. Mulhern	Director	September 25, 2024
Mark F. Mulhern

/s/ Thomas W. Okel	Director	September 25, 2024
Thomas W. Okel

/s/ Jill E. Olmstead	Director	September 25, 2024
Jill E. Olmstead

/s/ John A. Switzer	Director	September 25, 2024
John A. Switzer
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